As filed with the Securities and Exchange Commission on February 28, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3489

THE WRIGHT MANAGED EQUITY TRUST
440 Wheelers Farms Road
Milford, Connecticut 06461

Megan Hadley Koehler
Three Canal Plaza, Suite 600
Portland, ME 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 – December 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

WRIGHT
INVESTORS' SERVICE

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

ANNUAL REPORT

December 31, 2013

THE WRIGHT MANAGED EQUITY TRUST

THE WRIGHT MANAGED INCOME TRUST

- Wright Total Return Bond Fund
- Wright Current Income Fund

The Wright Managed Blue Chip Investment Funds

The Wright Managed Blue Chip Investment Funds consist of three equity funds from The Wright Managed Equity Trust and two fixed-income funds from The Wright Managed Income Trust. Each of the five funds have distinct investment objectives and policies. They can be used individually or in combination to achieve virtually any objective. Further, as they are all “no-load” funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges.

Approved Wright Investment List

Securities selected for investment in these funds are chosen mainly from a list of “investment grade” companies maintained by Wright Investors’ Service (“Wright”, “WIS” or the “Adviser”). Over 37,000 global companies (covering 69 countries) in Wright’s database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as “investment grade” are companies that meet Wright’s Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright’s “investment grade” list, may also be selected from companies in the fund’s specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification.

Three Equity Funds

Wright Selected Blue Chip Equities Fund (WSBC) (the “Fund”) seeks to enhance total investment return through price appreciation plus income. The Fund’s portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the Fund’s investment. The Adviser seeks to outperform the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright Major Blue Chip Equities Fund (WMBC) (the “Fund”) seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $5-$10 billion or more. The Adviser seeks to outperform the Standard & Poor’s 500 Index (“S&P 500”) by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright International Blue Chip Equities Fund (WIBC) (the “Fund”) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of wellestablished, non-U.S. companies. The Fund may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (“ADR’s”) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI World ex U.S. Index (“MSCI World ex U.S.”) by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries, sectors and countries.

(continued on inside back cover)

Table of Contents

Investment Objectives	inside front
Letter to Shareholders (unaudited)	2
Management Discussion (Unaudited)	4
Performance Summaries (Unaudited)	8
Fund Expenses (Unaudited)	18
Management and Organization (Unaudited)	68
Important Notices Regarding Delivery of Shareholder Documents, Portfolio Holdings and Proxy Voting (Unaudited)	69

FINANCIAL STATEMENTS

The Wright Managed Equity Trust

Wright Selected Blue Chip Equities Fund
Portfolio of Investments	20
Statement of Assets and Liabilities	22
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24

Wright Major Blue Chip Equities Fund
Portfolio of Investments	25
Statement of Assets and Liabilities	26
Statement of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	28

Wright International Blue Chip Equities Fund
Portfolio of Investments	29
Statement of Assets and Liabilities	31
Statement of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	33

Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	42
Federal Tax Information (Unaudited)	43

The Wright Managed Income Trust

Wright Total Return Bond Fund
Portfolio of Investments	44
Statement of Assets and Liabilities	48
Statement of Operations	48
Statements of Changes in Net Assets	49
Financial Highlights	50

Wright Current Income Fund
Portfolio of Investments	51
Statement of Assets and Liabilities	56
Statement of Operations	56
Statements of Changes in Net Assets	57
Financial Highlights	58

Notes to Financial Statements	59
Report of Independent Registered Public Accounting Firm	66
Federal Tax Information (Unaudited)	67

Letter to Shareholders (Unaudited)

Dear Shareholder:

As it had in the first three quarters of 2013, the U.S. stock market rang up healthy returns again during the fourth quarter. The S&P 500 squeezed what is almost a normal annual return (10.5%) into the final three months of the year, swelling its total return for all of 2013 to a bit more than 32%. Signs that economic strength was building combined with a continuation of easy monetary policies from the Federal Reserve to power stock prices higher. Not even the Fed’s decision in December to begin cutting back on its bond buying as 2014 began slowed the market’s momentum. Perhaps the year-end rally was in appreciation of the fact that the economy and Fed monetary policy appear to be starting to normalize; in any event, considering that U.S. stocks were closing in on the fifth anniversary of the 2009 market bottom, the strong Q4 market action was most impressive.

Foreign stock markets had a strong fourth-quarter showing as well, although for the most part returns were not in the same class as those in U.S. equities. Returns to stocks in the developed markets of the world outside the U.S. were roughly half those in the U.S. during Q4. Here too, a sense that the pace of economic activity was improving was instrumental in the year-end rally. In local currency terms, Japan and Germany had outsized returns for the quarter and the year, but U.S. dollar returns were trimmed in the case of Japan by the depreciating yen (which lost 18% against the dollar for all of 2013) and enhanced in the case of Germany by the appreciating euro (which gained 4% vis-à-vis the dollar). Emerging market returns were positive on average during the fourth quarter, but not enough to put this laggard asset category in the black for the year. Perhaps characteristic of 2013 trends, Greece was the best performing market in the emerging market class, with returns averaging more than 50%.

Yields went higher in the best credits during 2013 and were flat to lower in some of the worst. U.S. and German 10-year bond yields rose 100 and 60 basis points, respectively. By contrast, U.S. high yield bond rates declined about 40 bps during 2013, and yields on peripheral sovereign debt in Europe declined by 40 bps (Italy), by 110 bps (Spain) and, in the extreme case, by more than 300 bps (Greece). This improving confidence that the economic abyss envisioned for Europe in 2011 grew less and less likely as 2013 progressed was reflected in a sharp narrowing of yield spreads in Europe but more broadly as well.

The U.S. bond market had a small loss in the fourth quarter, as Treasury yields rose, with shorter maturity and lower quality securities generally performing better. Virtually all of the bond market’s losses last year occurred in the second quarter – when Federal Reserve Chairman Ben Bernanke introduced the idea of tapering bond purchases. But that was enough to produce the first full-year loss for the Barclays U.S. bond market aggregate (-2.0%) since 1999. In the end, when the Fed finally announced in mid-December that it would begin to trim QE bond buying, bond prices retreated nominally, while stocks raced to new highs as the year ended.

Government shutdown and the approaching debt ceiling affected markets early in the fourth quarter, but a deal was struck to end the shutdown and suspend the debt ceiling. The special Paul Ryan/Patty Murray Congressional committee that was created to craft a budget that both sides could agree on delivered a budget outline that President Obama signed into law in the final week of December. The debt ceiling suspension set to expire in early February may be more problematic, although the October 17 budget deal provides a template of sorts for extending the suspension of the debt ceiling, which was done twice in 2013. Given the failed strategy of government shutdown, Wright suspects further debt ceiling suspensions may be the easiest course for Congress until and unless the 2014 Congressional elections produce a material shift in the balance of power in Washington. While investors, consumers and businesses cannot ignore Washington politics, the

Letter to Shareholders (Unaudited)
country may be best served by their going about their business in the hope that government policy will be more benign in 2014 than it was in 2013.

There is no question that the appreciation in the S&P 500 in the 58 months since the March 2009 low has been extraordinary, indeed, among the biggest five-year moves in stock market history. The S&P 500 has increased at an annual rate of nearly 16% since the March 9, 2009 low. With dividends, the S&P 500’s total return for the period has been roughly 18.5%, much better than the lower “new normal” returns so many of us expected in the days following the Lehman bankruptcy in the financial crisis of 2008. To be sure, the unprecedented monetary accommodation engineered by the Federal Reserve went way beyond expectations and has lent considerable support to stock prices. But at the same time, there has also been genuine growth in corporate fundamentals: corporate profits from current production have increased at a 17% compound annual rate in the 19 quarters since the Q4 2008 low. On a trailing 12-month basis, the S&P 500’s P/E was 17x as 2014 began, perhaps a bit on the high side, but certainly not at the level of most past market peaks. The telling factor in equity performance in 2014 is more likely to be how well corporations are able to boost their profits. Given our forecast of increasing economic growth, there is a good chance earnings for the S&P 500 will grow more rapidly in 2014 than the 5%-6% averaged over the past two years.

Notwithstanding the weak jobs numbers reported for December, we continue to believe that the world economy and financial system are getting stronger. The Federal Reserve’s plan to withdraw a modicum of monetary ease during 2014 is an indication of this improvement. If you have any questions on Wright’s views on these matters or on other investment or wealth management issues, please contact me.

Sincerely,

Peter M. Donovan
Chairman & CEO

Management Discussion (Unaudited)

WRIGHT  EQUITY  FUNDS

SELECTED BLUE CHIP FUND

The Wright Selected Blue Chip Fund (WSBC), our mid-cap blend fund, had a total return of 12.6% in the fourth quarter, beating its benchmark, the S&P Midcap Index, which returned 8.3%. For the year, the Fund also beat its benchmark with a total return of 39.8% versus 33.5% for the index.

The main positive contributors to the Fund’s performance in both the fourth quarter and the full year were financials and health care stocks, due mainly to stock selection, although the Fund is slightly overweight both sectors relative to the index. Materials stocks were the main detractors to Fund performance in Q4, while consumer staples and energy stocks were the main negative contributors for the full year.

Among individual stocks, the biggest positive contributors to Fund performance for both Q4 and the full year were the same three stocks – Endo Pharmaceuticals, Alliance Data Systems and Waddell & Reed Financial – in that identical order for both periods. The biggest negative contributor to fourth quarter performance was Resmed Inc., which develops medical products for sleep-disordered breathing problems. The biggest detractor for the full year was Rackspace Hosting, which the Fund sold in Q3.

In the face of an economy trying to break out of sub-par growth, the WSBC Fund is positioned in the mid-cap universe to take advantage of a preference for quality. WSBC continues to be tilted toward the larger companies in the S&P MidCap 400 index, those with larger median and weighted-average market caps compared to the S&P 400. WSBC’s holdings have shown better historic earnings growth than the MidCap index constituents. WIS continues to advise diversity in investment portfolios as the best way to navigate challenging economic times.

MAJOR BLUE CHIP FUND

The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a focus on the higher-quality issues in the index. The WMBC Fund had a total return of 11.5% in the fourth quarter of 2013, beating the 10.5% return for the S&P 500, the Fund’s benchmark. For full year 2013, the Fund had a total return of 35.0%, also outperforming the S&P 500, which returned 32.4% for the year.

The main positive contributors to the Fund’s performance in the fourth quarter were financial stocks, which contributed 0.8% to the Fund’s relative performance advantage over the benchmark, mainly due to stock selection, and information technology stocks, which contributed 0.6% to the Fund’s performance, also due to stock selection. The Fund is slightly overweight both of those sectors compared to its benchmark index. The main negative contributor to Fund performance was energy, mainly due to stock selection, detracting 0.4% from WMBC’s relative performance. The Fund is slightly underweight this sector compared to its benchmark. For the full year, health care stocks were by far the main positive contributors to Fund performance, contributing 2.4% to its relative performance, mainly due to stock selection, although the Fund is also overweight the sector compared to its benchmark. The Fund also got a strong positive contribution from consumer staples, mainly due to stock selection, as the Fund is sharply underweight this sector. The biggest negative contributors to Fund performance for the full year were materials and telecommunications stocks.

The biggest individual positive contributors to the Fund’s performance in the fourth quarter were three big info tech companies – Microsoft, Oracle and Google – each of which contributed 0.6% to the Fund’s relative

Management Discussion (Unaudited)

performance. For the full year, the biggest positive contributor was biopharmaceutical maker Gilead Sciences, which contributed 2.6%. The Fund also got significant positive contributions from Microsoft and Bristol Myers Squibb. The biggest detractor to Fund performance in Q4 was Cisco Systems while the biggest detractor for the year was Rackspace Hosting Inc., which the Fund sold during the third quarter.

U.S. stocks recorded their best returns in more than 15 years in 2013, capped off by double-digit gains in the fourth quarter, with the Dow Jones Industrial Average and the S&P 500 closing the year at near-record levels and NASDAQ at its highest level since 2000. NASDAQ recorded its best year since 2009 while the S&P 500 had its best year since 1997 and the Dow its best year since 1995. Wright expects a better business climate in the coming year, with increasing corporate earnings growth, but more modest stock returns in the range of the historical average of 10%-11%. Since stocks rose in 2013 without any major pullbacks, the market may be due for some correction. Indeed, 2014 got off to a rocky start. Investors appear to have become increasingly demanding about corporate earnings, punishing those companies that fail to deliver while rewarding those that exceed forecasts.

In our view, WMBC is well positioned for the current environment, with its focus on stocks that are, on average, of higher quality than those that populate the S&P 500. The WMBC Fund has a higher median market cap and a substantially better earnings growth record over the past five years than the S&P 500, while offering attractive valuations. Based on current and forward earnings, the WMBC’s P/E multiples are lower than the S&P 500’s comparable P/E multiples.

INTERNATIONAL BLUE CHIP FUND

The Wright International Blue Chip Fund (WIBC) had a total return of 7.1% in the fourth quarter, beating its benchmark, the MSCI World ex U.S index, which returned 5.6%. For the full year, the Fund returned 19.5%, compared to 21.0% for the index. Foreign stocks generally underperformed U.S. stocks both in the fourth quarter and the full year, although they did relatively well in Q4, helped by the rebound in the euro zone and Japanese markets.

Financial stocks were the main positive contributors to the WIBC Fund’s performance in both Q4 and for the full year, mainly due to stock selection. Financials are the Fund’s biggest position by far, although the Fund is equal weight the sector compared to its benchmark. Consumer discretionary stocks were the biggest detractors for both the quarter and the full year.

The biggest individual positive contributor to the Fund’s performance in the fourth quarter was Legal & General Group, the London-based financial services firm, which was also the second-biggest contributor for the full year. Conversely, the second-biggest contributor in Q4 and the biggest for the full year was KDDI Corp, the Japanese telecom provider, which had been a major detractor in Q3. The biggest detractor from Fund performance in Q4 was Japanese clothing retailer Adastria Holdings Co., while the biggest detractor for the full year was BHP Billiton, a London-based mining company.

WIBC is overweight in health care, telecom, industrials and consumer discretionary stocks and underweight in consumer staples, energy and info tech. In the aggregate, WIBC holdings are priced at significant discounts to the MSCI World ex U.S. index in terms of current price/earnings ratios.

The World Bank and the International Monetary Fund recently raised their global economic growth forecasts for 2014. Both organizations expect future growth to be driven by the developed, high-income countries (the U.S., euro zone and Japan), in strong contrast to recent years, when developing countries, led by China, were

Management Discussion (Unaudited)

largely responsible for driving growth. Indeed, economic growth is finally starting to take hold after years of recession in Europe and stagnation in Japan, while recent reports from China indicate a slowing in economic growth in late 2013 and into early 2014. We continue to see the inclusion of international stocks as likely to enhance risk-adjusted returns in diversified investment portfolios.

WRIGHT FIXED INCOME FUNDS

TOTAL RETURN BOND FUND

The Wright Total Return Bond Fund (WTRB), a diversified bond fund, had a total return of negative 0.01% in the fourth quarter of 2013, slightly ahead of its benchmark, the Barclays U.S. Aggregate Bond index, which had a return of negative 0.1%. For the full year, the Fund lost 2.3%, versus the 2.0% loss for the benchmark index. WTRB had a yield of 2.5% as of December 31, 2013, calculated according to SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield.

Bonds had negative returns in 2013 for the first time since 1999, as long-term interest rates ended the year at their highest levels in nearly three years. Interest rates began rising in late October as investors grew more certain that the Federal Reserve was about to begin tapering its $85 billion a month quantitative easing bond purchase program, which it finally did on December 18, when it said it would reduce its purchases in January 2014 by $10 billion, to $75 billion. The Fed has indicated that it will continue to reduce those purchases in measured increments, possibly by $10 billion after each of its eight monetary policy meetings in 2014, with the program ending before the end of the year, provided economic growth continues apace. Wright believes that economic growth and job creation will be strong enough to convince the Fed to follow that course, even as the program has lost some of its effectiveness. Looking ahead, Wright believes bonds will do well to earn a low single-digit return in 2014, but their lower volatility warrant a place in balanced portfolios.

The WTRB Fund continues to have a shorter average duration compared to the Barclays U.S. Aggregate by about a half year. The average duration of the Fund was 4.8 years at the end of 2013, compared to 5.4 years for the Barclays U.S. Aggregate. On a duration basis, 45% of the Fund’s assets were held in securities with an average duration of three years or less, compared to 29% in the benchmark index. By contrast, 21% of the Fund’s assets were held in securities with average durations of between three and five years, compared to 30% for the index, and 35% of the Fund’s assets had an average duration of five years or more, versus 42% for the index. The biggest discrepancy between Fund holdings and the benchmark in terms of duration is in the 2-3 year area, where the Fund holds 32% of its assets versus 13% for the index. This duration positioning reflects our view that, given the uncertainty in the current economic environment, limiting potential losses from rising interest rates is an appropriate strategy even if it would hamper returns should interest rates fall.

The Fund continues to be significantly overweight in corporate bonds and underweight in government bonds relative to the Barclays Aggregate benchmark. At the end of the year, the Fund held 45% of its assets in corporate bonds, compared to 28% for the index, and 15% of its portfolio in Treasury securities, versus 36% for the benchmark. The rest of the Fund’s holdings included 32% mortgage-backed securities versus 30% in the benchmark; 6% commercial mortgages versus 2%; agency bonds 0% versus 4%; and asset-backed securities 1% versus 0%. On a credit basis, 55% of the Fund’s assets were in AAA-rated securities, versus 73% for the benchmark; 20% in A-rated paper versus 11% for the benchmark, and 19% in BBB-rated securities versus 12% for the Aggregate.

The Fund also remains substantially overweight in higher-coupon bond issues compared to the index. At

Management Discussion (Unaudited)

December 31, 2013, 63% of the Fund’s holdings were in bonds with coupons of 5% or greater, compared to only 21% for the index. The Fund’s largest positions were in bonds with 5%-6% coupons (22%, versus 12% for the index) and 6%-7% coupons (20%, versus 6% for the index).

CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) had a total return of negative 0.3% in the fourth quarter of 2013, outperforming the Barclays GNMA bond index, the Fund’s benchmark, which lost 0.5%, although behind the Barclays U.S. Aggregate bond index, which lost 0.1%. For full year 2013, the Fund lost 2.0%, compared to the 2.1% loss for the GNMA index and 2.0% loss for the Barclays U.S. Aggregate index. WCIF is managed to be invested in GNMA issues (mortgage-based securities, known as Ginnie Maes, guaranteed by the full faith and credit of the U.S. government) and other mortgage-based securities. The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. WCIF had a yield of 2.5% at December 31, 2013, calculated according to SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield.

In addition to its holdings in GNMA-backed mortgage issues, WCIF also holds issues backed by Fannie Mae (FNMA) and Freddie Mac (FHLMC), both of which are under the conservatorship of the U.S. Treasury through the Federal Housing Finance Agency (FHFA). At the end of 2013, the WCIF Fund was 96% invested in agency-backed mortgages, versus 100% for the index, with 4% in cash or cash equivalents.

The Fund continues to have a higher average coupon than the GNMA benchmark, reflecting the Fund’s mandate to maximize income. At December 31, 2013, WCIF’s average coupon was 5.4%, compared to 4.0% for the GNMA benchmark. The Fund remains substantially overweight in higher coupon mortgages relative to its benchmark. At the end of the year, the Fund held 77% of its assets in mortgages with 5% or greater coupons, compared to only 19% for the benchmark. The Fund’s biggest positions were in mortgages with 6%-7% coupons (35%, versus 4% for the index) and 5%-6% coupons (33% of the portfolio, compared to 15% for the index). By comparison, 16% of the Fund’s assets were held in mortgages with 3%-5% coupons, compared to 80% for the GNMA benchmark. The emphasis on well-seasoned higher-coupon issues contributes to the Fund’s lesser negative convexity compared to the GNMA benchmark, which tends to result in a more stable performance when interest rates are volatile.

At year-end, the average duration of the mortgages held by the Fund remained more than a year shorter than the index’s duration. As interest rates rose during the fourth quarter, the average duration of the Fund increased to 4.4 years from 4.2 years at the end of Q3, while the average duration in the index lengthened to 5.6 years from 5.3 years. At year-end, 31% of securities held in the Fund had a duration of three years or less, compared to 2% for the benchmark. By contrast, 68% of the Fund’s assets had durations of three years or more, compared to 98% for the index. The biggest duration difference between WCIF and its GNMA benchmark was in the 5-7 year range, where 7% of the Fund’s assets resided (versus 40% for the index). Similarly, 7% of the Fund’s assets had a duration of 7-10 years, compared to 19% for the index.

Performance Summaries  (Unaudited)

Important

The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Past performance is not predictive of future performance.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND

Growth of $10,000 Invested 1/1/04 Through 12/31/13

	Average Annual Total Return		
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs
— WSBC			
- Return before taxes	39.82%	22.46%	9.45%
- Return after taxes on distributions	35.68%	21.60%	8.18%
- Return after taxes on distributions and sales of fund shares	25.42%	18.44%	7.74%
— S&P MidCap 400*	33.50%	21.89%	10.36%
----Average of Morningstar Mid Cap Value/Blend Funds**	34.34%	20.27%	8.58%

Investment Value as of 12/31/13 (in thousands $)		
— WSBC	$	24.68
— S&P MidCap 400*	$	26.80
----Average of Morningstar Mid Cap Value/Blend Funds**	$	22.78

in thousands $
25
20
15
10
5
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

*  The Fund’s average annual return is compared with that of the S&P MidCap 400, an unmanaged index of stocks in a broad range of industries with market capitalizations of a few billion or less. The performance of the S&P MidCap 400, unlike that of the Fund, reflects no deductions for fees, expense or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.48%.  However, Wright and Wright Investors’ Service Distributors, Inc. (“WISDI”) have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.40%, which is in effect until April 30, 2014.  During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  Returns greater than one year are annualized.

**  Morningstar Mid Cap Funds represent the average return of 138 current funds ex multi-share classes in the Mid Cap Blend category reported in the Morningstar, Inc. database.  © 2013 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

Performance Summaries  (Unaudited)

WRIGHT SELECTED BLUE CHIP EQUITIES FUND

Industry Weightings				Ten Largest Stock Holdings
% of net assets @ 12/31/13				% of net assets @ 12/31/13

Capital Goods	10.9%	Technology Hardware & Equipment	2.8%	Alliance Data Systems Corp.	3.9%
Software & Services	10.4%	Consumer Durables & Apparel	2.7%	B/E Aerospace, Inc.	3.3%
Banks	9.3%	Media	2.6%	Waddell & Reed Financial, Inc. –Class A	2.7%
Retailing	8.2%	Utilities	2.3%	Hanesbrands, Inc.	2.7%
Diversified Financials	7.1%	Commercial & Professional Services	2.1%	Brinker International, Inc.	2.4%
Health Care Equipment & Services	6.9%	Household & Personal Products	2.0%	Universal Health Services, Inc. – Class B	2.4%
Insurance	5.5%	Transportation	1.7%	Advance Auto Parts, Inc.	2.3%
Materials	5.2%	Commercial Services & Supplies	1.3%	HollyFrontier Corp.	2.3%
Consumer Services	4.6%	Food, Beverage & Tobacco	0.8%	Foot Locker, Inc.	2.1%
Pharmaceuticals & Biotechnology	3.9%	Communications Equipment	0.8%	BancorpSouth, Inc.	2.1%
Energy	3.7%	Industrial	0.6%

Performance Summaries  (Unaudited)

*  The Fund’s average annual return is compared with that of the S&P 500, an unmanaged index of 500 widely held common stocks that generally indicates the performance of the market. The performance of the S&P 500, unlike that of the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.84%.  However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.40%, which is in effect until April 30, 2014.  During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  Returns greater than one year are annualized.

**  Morningstar Large Cap Funds represent the average return of 486 current funds ex multi-share classes in the Large Cap Blend category reported in the Morningstar, Inc. database.  © 2013 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

Performance Summaries  (Unaudited)

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

Industry Weightings				Ten Largest Stock Holdings
% of net assets @ 12/31/13				% of net assets @ 12/31/13

Software & Services	14.7%	Health Care Equipment & Services	3.7%	Microsoft Corp.	4.8%
Capital Goods	12.1%	Telecommunication Services	3.6%	JPMorgan Chase & Co.	4.5%
Pharmaceuticals & Biotechnology	11.8%	Food & Staples Retailing	3.3%	Oracle Corp.	4.3%
Diversified Financials	10.2%	Utilities	3.1%	Johnson & Johnson	4.3%
Energy	9.1%	Consumer Durables & Apparel	2.8%	Intel Corp.	3.7%
Insurance	7.0%	Materials	2.3%	Chevron Corp.	3.7%
Technology Hardware & Equipment	5.4%	Food, Beverage & Tobacco	1.8%	MetLife, Inc.	3.7%
Retailing	5.2%	Consumer Services	1.2%	Amgen, Inc.	3.6%
Semiconductors & Semiconductor Equipment	3.7%			AT&T, Inc.	3.6%
				TJX Cos., Inc.	3.4%

Performance Summaries  (Unaudited)

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

Growth of $10,000 Invested 1/1/04 Through 12/31/13

	Average Annual Total Return		
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs
— WIBC			
- Return before taxes	19.46%	10.80%	5.37%
- Return after taxes on distributions	18.79%	10.67%	4.92%
- Return after taxes on distributions and sales of fund shares	12.07%	8.95%	4.50%
— MSCI World ex U.S. Index*	21.02%	12.49%	7.07%
----Average of Morningstar Foreign Large Blend Funds**	19.32%	12.21%	6.55%

Investment Value as of 12/31/13 (in thousands $)		
— WIBC	$	16.87
— MSCI World ex U.S. Index*	$	19.80
----Average of Morningstar Foreign Large Blend Funds**	$	18.85

in thousands $
25
20
15
10
5
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

*  The Fund’s average annual return is compared with that of the MSCI World ex U.S. Index. While the Fund does not seek to match the returns of this index, this unmanaged index generally indicates foreign stock market performance. The performance of the MSCI World ex U.S. Index, unlike that of the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.01%.  However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.85%, which is in effect until April 30, 2014.  Returns greater than one year are annualized. Shares held less than 90 days will be subject to a 2.00% redemption fee.

**  Morningstar International Equity Funds represent the average of 209 current funds ex multi-share classes in the Foreign Large Blend category reported in the Morningstar, Inc. database.  © 2013 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

Performance Summaries  (Unaudited)

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

Country Weightings				Ten Largest Stock Holdings
% of net assets @ 12/31/13				% of net assets @ 12/31/13

Japan	21.5%	Norway	1.5%	Legal & General Group PLC	3.4%
United Kingdom	20.3%	Hong Kong	1.5%	BASF SE	3.1%
Germany	13.1%	Netherlands	1.4%	AstraZeneca PLC	3.0%
France	12.0%	Denmark	1.1%	Nestle SA	2.9%
Switzerland	11.7%	Austria	0.9%	Swiss Re AG	2.8%
Canada	3.5%	Ireland	0.7%	KDDI Corp.	2.7%
Australia	3.4%	Luxembourg	0.4%	Rolls-Royce Holdings PLC	2.4%
Spain	2.8%	Sweden	0.3%	BNP Paribas SA	2.2%
Italy	1.6%			Vodafone Group PLC	2.1%
				Toronto-Dominion Bank (The)	2.0%

Performance Summaries  (Unaudited)

WRIGHT TOTAL RETURN BOND FUND

Growth of $10,000 Invested 1/1/04 Through 12/31/13

	Average Annual Total Return		
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs
— WTRB			
- Return before taxes	-2.25%	4.97%	4.05%
- Return after taxes on distributions	-3.83%	3.45%	2.48%
- Return after taxes on distributions and sales of fund shares	-1.26%	3.29%	2.54%
— Barclays U.S. Aggregate Bond Index*	-2.02%	4.44%	4.55%
----Average of Morningstar Intermediate Term Bond Funds**	-1.38%	6.39%	4.02%

Investment Value as of 12/31/13 (in thousands $)		
— WTRB	$	14.88
— Barclays U.S. Aggregate Bond Index*	$	15.60
----Average of Morningstar Intermediate Term Bond Funds**	$	14.83

25
20
15
10
5
in thousands $
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

*  The Fund’s average annual return is compared with that of the Barclays U.S. Aggregate Bond Index, an unmanaged index that is a broad representation of the investment-grade fixed income market in the U.S. The Barclays U.S. Aggregate Bond Index,  unlike the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.41%.  However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 0.95%, which is in effect until April 30, 2014.  During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  Returns greater than one year are annualized.

**  Morningstar average represents the return of 282 current funds ex multi-share classes in the Intermediate Term Bond category in the Morningstar, Inc. database.  © 2013 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

Performance Summaries  (Unaudited)

WRIGHT TOTAL RETURN BOND FUND

Holdings by Security Type		Five Largest Bond Holdings
% of net assets @ 12/31/13		% of net assets @ 12/31/13

Asset-Backed Securities	0.6%	U.S. Treasury Note	2.63%	11/15/20	5.6%
Corporate Bonds	44.3%	U.S. Treasury Strip Coupon	2.52-2.89%	05/15/22	4.9%
Mortgage-Backed Securities	38.0%	GNMA , Series 2010-44, Class NK	4.00%	10/20/37	4.3%
U.S. Treasuries	15.2%	FHLMC, Series 2627, Class MW	5.00%	06/15/23	3.3%
		U.S. Treasury Bond	3.13%	02/15/42	3.1%

Holdings by Credit Quality
% of net assets @ 12/31/13

A	20%
Aa	4%
Aaa	55%
BBB	19%
<BBB	2%
U.S. Government Agencies	0%
U.S. Treasuries	0%

Performance Summaries  (Unaudited)

WRIGHT CURRENT INCOME FUND

Growth of $10,000 Invested 1/1/04 Through 12/31/13

	Average Annual Total Return		
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs
— WCIF			
- Return before taxes	-1.95%	3.80%	3.98%
- Return after taxes on distributions	-3.59%	2.19%	2.26%
- Return after taxes on distributions and sales of fund shares	-1.10%	2.34%	2.48%
— Barclays GNMA Backed Bond Index*	-2.12%	3.99%	4.70%
----Average of Morningstar Intermediate Government Funds**	-2.70%	3.35%	3.58%

Investment Value as of 12/31/13 (in thousands $)		
— WCIF	$	14.77
— Barclays GNMA Backed Bond Index*	$	15.82
----Average of Morningstar Intermediate Government Funds**	$	14.22

in thousands $
25
20
15
10
5
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

*  The Fund’s average annual return is compared with that of the Barclays GNMA Backed Bond Index. While the Fund does not seek to match the returns of the Barclays GNMA Backed Bond Index, Wright believes that this unmanaged index generally indicates the performance of government and corporate mortgage-backed bond markets. The Barclays GNMA Backed Bond Index, unlike the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.16%.  However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.00%, which is in effect until April 30, 2014. During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  Returns greater than one year are annualized.

**  The Morningstar Intermediate Government Fund Average represents the average return of all 76 current funds ex multi-share classes in the Intermediate Government category reported in the Morningstar, Inc. database.  © 2013 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

Performance Summaries  (Unaudited)

WRIGHT CURRENT INCOME FUND

Holdings by Security Type			Five Largest Bond Holdings
% of net assets @ 12/31/13			% of net assets @ 12/31/13

			GNMA, Series 2010-116, Class PB	5.00%	06/16/40	3.7%
Agency Mortgage-Backed Securities	95.9%		FHLMC, Series 4142, Class PN	2.50%	12/15/32	3.0%
			FNMA Pool #891367	4.75%	04/01/36	2.4%
			GNMA II Pool #004838	6.50%	10/20/40	2.2%
			FNMA Pool #846323	4.25%	11/01/35	1.8%
Weighted Average Maturity

@ 12/31/13	5.5	Years

Fund Expenses  (Unaudited)

Example:
As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:
The first line of the tables shown on the following page provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:
The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in your Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (if applicable).  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses  (Unaudited)

EQUITY FUNDS

Wright Selected Blue Chip Equities Fund

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13-12/31/13)
Actual Fund Shares	$1,000.00	$ 1,206.08	$7.78
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.15	$7.12

*Expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013.

Wright Major Blue Chip Equities Fund

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13-12/31/13)
Actual Fund Shares	$1,000.00	$1,181.51	$7.70
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.15	$7.12

*Expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013.

Wright International Blue Chip Equities Fund

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13-12/31/13)
Actual Fund Shares	$1,000.00	$1,182.68	$10.18
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,015.88	$ 9.40

*Expenses are equal to the Fund’s annualized expense ratio of 1.85% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013.

FIXED-INCOME FUNDS

Wright Total Return Bond Fund

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13-12/31/13)
Actual Fund Shares	$1,000.00	$1,003.28	$4.80
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,020.42	$4.84

*Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013.

Wright Current Income Fund

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13-12/31/13)
Actual Fund Shares	$1,000.00	$ 997.76	$4.53
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,020.67	$4.58

*Expenses are equal to the Fund’s annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013.

Wright Selected Blue Chip Equities Fund (WSBC)
Portfolio of Investments - As of December 31, 2013

AFA
	Shares	Value
EQUITY INTERESTS - 95.4%
BANKS - 9.3%
BancorpSouth, Inc.	33,275	$845,851
City National Corp.	5,645	447,197
Commerce Bancshares, Inc.	6,046	271,481
East West Bancorp, Inc.	16,045	561,094
First Niagara Financial Group, Inc.	35,430	376,267
FirstMerit Corp.	21,170	470,609
Fulton Financial Corp.	48,205	630,521
Valley National Bancorp	13,520	136,822
		$3,739,842
CAPITAL GOODS - 10.9%
AGCO Corp.	3,415	$202,134
Alliant Techsystems, Inc.	5,260	640,037
AMETEK, Inc.	7,725	406,876
B/E Aerospace, Inc.*	15,300	1,331,559
Carlisle Cos., Inc.	5,350	424,790
Huntington Ingalls Industries, Inc.	2,970	267,330
Terex Corp.	10,550	442,994
Triumph Group, Inc.	5,125	389,859
URS Corp.	5,050	267,599
		$4,373,178
COMMERCIAL & PROFESSIONAL SERVICES - 2.1%
Deluxe Corp.	9,435	$492,413
Towers Watson & Co. - Class A	2,750	350,927
		$843,340
COMMERCIAL SERVICES & SUPPLIES - 1.3%
AECOM Technology Corp.*	17,920	$527,386
COMMUNICATIONS EQUIPMENT - 0.8%
Exelis, Inc.	16,640	$317,158
CONSUMER DURABLES & APPAREL - 2.7%
Hanesbrands, Inc.	15,375	$1,080,401
CONSUMER SERVICES - 4.6%
Apollo Education Group, Inc.*	8,690	$237,411
Brinker International, Inc.	21,020	974,067
Cheesecake Factory, Inc. (The)	13,295	641,749
		$1,853,227
DIVERSIFIED FINANCIALS - 7.1%
Affiliated Managers Group, Inc.*	2,600	$563,888
CBOE Holdings, Inc.	3,640	189,134
MSCI, Inc.*	13,445	587,816
Raymond James Financial, Inc.	7,960	415,432
Waddell & Reed Financial, Inc. - Class A	16,860	1,097,923
		$2,854,193
ENERGY - 3.7%
Atwood Oceanics, Inc.*	3,490	$186,331
HollyFrontier Corp.	18,244	906,544
Murphy USA, Inc.*	2,500	103,900
Oil States International, Inc.*	1,480	150,546
Patterson-UTI Energy, Inc.	6,120	154,958
		$1,502,279
	Shares	Value

FOOD, BEVERAGE & TOBACCO - 0.8%
Green Mountain Coffee Roasters, Inc.*	2,450	$185,171
Ingredion, Inc.	1,930	132,128
		$317,299
HEALTH CARE EQUIPMENT & SERVICES - 6.9%
Cooper Cos., Inc. (The)	1,410	$174,614
MEDNAX, Inc.*	4,160	222,061
Omnicare, Inc.	13,145	793,432
ResMed, Inc.	13,220	622,398
Universal Health Services, Inc. - Class B	11,810	959,681
		$2,772,186
HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
Energizer Holdings, Inc.	7,280	$787,987
INDUSTRIAL - 0.6%
Gentex Corp.	7,855	$259,136
INSURANCE - 5.5%
American Financial Group, Inc.	7,010	$404,617
Everest Re Group, Ltd.	1,190	185,485
HCC Insurance Holdings, Inc.	18,050	832,827
Old Republic International Corp.	6,745	116,486
Reinsurance Group of America, Inc.	3,270	253,131
WR Berkley Corp.	9,732	422,272
		$2,214,818
MATERIALS - 5.2%
Albemarle Corp.	2,700	$171,153
Louisiana-Pacific Corp.*	18,795	347,896
Olin Corp.	13,295	383,561
Packaging Corp. of America	8,840	559,395
Rock-Tenn Co. - Class A	4,085	428,966
Worthington Industries, Inc.	4,530	190,622
		$2,081,593
MEDIA - 2.6%
John Wiley & Sons, Inc. - Class A	10,325	$569,940
Meredith Corp.	9,360	484,848
		$1,054,788
PHARMACEUTICALS & BIOTECHNOLOGY - 3.9%
Covance, Inc.*	3,130	$275,628
Endo Health Solutions, Inc.*	9,955	671,564
United Therapeutics Corp.*	5,495	621,375
		$1,568,567
RETAILING - 8.2%
Advance Auto Parts, Inc.	8,495	$940,227
Ascena Retail Group, Inc.*	11,440	242,070
CST Brands, Inc.	3,175	116,586
Dick's Sporting Goods, Inc.	3,465	201,317
Foot Locker, Inc.	20,575	852,628
Ross Stores, Inc.	10,250	768,032
Williams-Sonoma, Inc.	3,270	190,576
		$3,311,436

See Notes to Financial Statements.                                              20

Wright Selected Blue Chip Equities Fund (WSBC)
Portfolio of Investments - As of December 31, 2013

	Shares	Value
SOFTWARE & SERVICES - 10.4%
Acxiom Corp.*	16,420	$607,212
Alliance Data Systems Corp.*	6,015	1,581,524
Cadence Design Systems, Inc.*	39,815	558,206
Jack Henry & Associates, Inc.	4,515	267,333
Leidos Holdings, Inc.	7,935	368,898
NeuStar, Inc. - Class A*	8,765	437,023
ValueClick, Inc.*	14,960	349,615
		$4,169,811
TECHNOLOGY HARDWARE & EQUIPMENT - 2.8%
3D Systems Corp.*	2,965	$275,537
Arrow Electronics, Inc.*	4,235	229,749
Avnet, Inc.	13,965	615,996
		$1,121,282
TRANSPORTATION - 1.7%
Alaska Air Group, Inc.	9,135	$670,235
UTILITIES - 2.3%
ONEOK, Inc.	11,290	$702,012
UGI Corp.	5,645	234,042
		$936,054
TOTAL EQUITY INTERESTS - 95.4% (identified cost, $25,791,016)		$38,356,196
SHORT-TERM INVESTMENTS - 4.5%
Fidelity Government Money Market Fund, 0.01% (1)	1,819,498	$1,819,498

TOTAL SHORT-TERM INVESTMENTS - 4.5% (identified cost, $1,819,498)		$1,819,498
TOTAL INVESTMENTS — 99.9% (identified cost, $27,610,514)		$40,175,694
OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.1%		28,268
NET ASSETS — 100.0%		$40,203,962

* — Non-income producing security.
(1)	Variable rate security. Rate presented is as of December 31, 2013.

See Notes to Financial Statements.                                              21

Wright Selected Blue Chip Equities Fund (WSBC)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2013

ASSETS:	TRUE
Investments, at value
(identified cost $27,610,514) (Note 1A)	$40,175,694	######
Receivable for fund shares sold	12,669
Dividends receivable	27,378
Prepaid expenses and other assets	16,335
Total assets	$40,232,076

LIABILITIES:
Payable for fund shares reacquired	$10,685
Accrued expenses and other liabilities	17,429
Total liabilities	$28,114
NET ASSETS	$40,203,962

NET ASSETS CONSIST OF:
Paid-in capital	$25,260,229
Accumulated net realized gain on investments	2,378,553
Unrealized appreciation on investments	12,565,180
Net assets applicable to outstanding shares	$40,203,962

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	2,839,850

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$14.16

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

INVESTMENT INCOME (Note 1C)			TRUE
3E	+07	Dividend income	$496,695
		Total investment income	$496,695

Expenses –
		Investment adviser fee (Note 3)	$221,153
		Administrator fee (Note 3)	44,231
		Trustee expense (Note 3)	14,040
		Custodian fee	3,711
		Accountant fee	38,911
		Distribution expenses (Note 4)	92,147
		Transfer agent fee	28,794
		Printing	131
		Shareholder communications	5,604
		Audit services	17,000
		Legal services	12,979
		Compliance services	6,098
		Registration costs	18,469
		Interest expense (Note 8)	1,162
		Miscellaneous	21,078
		Total expenses	$525,508

Deduct –
		Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(8,322)
		Net expenses	$517,186
		Net investment loss	$(20,491)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
		Net realized gain on investment transactions	$5,721,464
		Net change in unrealized appreciation (depreciation) on investments	6,436,418
		Net realized and unrealized gain on investments	$12,157,882
		Net increase in net assets from operations	$12,137,391

See Notes to Financial Statements.                                              22

Wright Selected Blue Chip Equities Fund (WSBC)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2013	December 31, 2012

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income (loss)	$(20,491)	$87,380
0	Net realized gain on investment transactions	5,721,464	1,739,677
Net change in unrealized appreciation (depreciation) on investments	6,436,418	3,290,176
Net increase in net assets from operations	$12,137,391	$5,117,233
Distributions to shareholders (Note 2)
From net investment income	$(7,466)	$(68,336)
From net realized capital gains	(4,709,210)	(1,149,678)
Total distributions	$(4,716,676)	$(1,218,014)
Net increase (decrease) in net assets resulting from fund share transactions (Note 6)	$2,860,851	$(6,338,582)
Net increase (decrease) in net assets	$10,281,566	$(2,439,363)
##
NET ASSETS:
At beginning of year	29,922,396	32,361,759
At end of year	$40,203,962	$29,922,396

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$-	$7,446

See Notes to Financial Statements.                                              23

Wright Selected Blue Chip Equities Fund (WSBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2013	2012	2011	2010	2009

Net asset value, beginning of year	$11.530	$10.280	$10.400	$8.400	$6.060
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.007)	0.028	(0.018)	(0.022)	0.011
Net realized and unrealized gain (loss)	4.412	1.616	(0.102)	2.030	2.329
Total income (loss) from investment operations	4.405	1.644	(0.120)	2.008	2.340

Less distributions:
From net investment income	— (2)	(0.025)	—	(0.008)	—
From net realized gains	(1.775)	(0.369)	—	—	—
Total distributions	(1.775)	(0.394)	—	(0.008)	—
Net asset value, end of year	$14.160	$11.530	$10.280	$10.400	$8.400
Total Return(3)	39.82%	16.02%	(1.15)%	23.93%	38.61%
Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$40,204	$29,922	$32,362	$28,370	$16,763
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	1.40%	1.40%	1.40%	1.36%
Net expenses after custodian fee reduction	N/A	N/A	N/A	N/A	1.36%
Net investment income (loss)	(0.06)%	0.25%	(0.17)%	(0.24)%	0.15%
Portfolio turnover rate	76%	54%	82%	60%	41%

	For the years ended December 31, 2013, 2012, 2011, 2010 and 2009	For the years ended December 31, 2013, 2012, 2011, 2010 and 2009
(1)	Computed using average shares outstanding.
(2)	Less than $0.001 per share.
(3)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income (loss) ratios would have been as follows:

	2013	2012	2011	2010	2009

Ratios (As a percentage of average daily net assets):
Expenses	1.43%	1.48%	1.46%	1.79%	2.15%
Expenses after custodian fee reduction	N/A	N/A	N/A	N/A	2.15%
Net investment income (loss)	(0.09)%	0.17%	(0.23)%	(0.63)%	(0.64)%

See Notes to Financial Statements.                                              24

Wright Major Blue Chip Equities Fund (WMBC)
Portfolio of Investments - As of December 31, 2013

AFA
	Shares	Value

EQUITY INTERESTS - 101.0%
CAPITAL GOODS - 12.1%
3M Co.	4,280	$600,270
Cummins, Inc.	1,455	205,111
General Dynamics Corp.	4,000	382,200
Illinois Tool Works, Inc.	4,455	374,576
Rockwell Automation, Inc.	4,940	583,711
		$2,145,868
CONSUMER DURABLES & APPAREL - 2.8%
Mattel, Inc.	10,450	$497,211
CONSUMER SERVICES - 1.2%
Starbucks Corp.	2,780	$217,924
DIVERSIFIED FINANCIALS - 10.2%
IntercontinentalExchange Group, Inc.	1,860	$418,351
JPMorgan Chase & Co.	13,495	789,188
T. Rowe Price Group, Inc.	7,195	602,725
		$1,810,264
ENERGY - 9.1%
Chevron Corp.	5,225	$652,655
Halliburton Co.	10,685	542,264
HollyFrontier Corp.	3,920	194,785
Murphy Oil Corp.	3,390	219,943
		$1,609,647
FOOD & STAPLES RETAILING - 3.3%
Walgreen Co.	10,000	$574,400
FOOD, BEVERAGE & TOBACCO - 1.8%
Coca-Cola Co. (The)	3,930	$162,348
Monster Beverage Corp.*	2,340	158,582
		$320,930
HEALTH CARE EQUIPMENT & SERVICES - 3.7%
Humana, Inc.	880	$90,834
Stryker Corp.	7,440	559,041
		$649,875
INSURANCE - 7.0%
Aflac, Inc.	8,955	$598,194
MetLife, Inc.	11,965	645,153
		$1,243,347
MATERIALS - 2.3%
CF Industries Holdings, Inc.	1,645	$383,351
Monsanto Co.	185	21,562
		$404,913
PHARMACEUTICALS & BIOTECHNOLOGY - 11.8%
Amgen, Inc.	5,595	$638,725
Bristol-Myers Squibb Co.	7,075	376,036
Gilead Sciences, Inc.*	4,290	322,394
Johnson & Johnson	8,260	756,533
		$2,093,688
	Shares	Value
RETAILING - 5.2%
Bed Bath & Beyond, Inc.*	3,780	$303,534
TJX Cos., Inc.	9,530	607,347
		$910,881
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
Intel Corp.	25,275	$656,139
SOFTWARE & SERVICES - 14.7%
Google, Inc. - Class A*	425	$476,302
Intuit, Inc.	775	59,148
MasterCard, Inc. - Class A	535	446,971
Microsoft Corp.	22,565	844,608
Oracle Corp.	19,975	764,243
		$2,591,272
TECHNOLOGY HARDWARE & EQUIPMENT - 5.4%
Apple, Inc.	940	$527,443
Cisco Systems, Inc.	12,820	287,809
QUALCOMM, Inc.	1,900	141,075
		$956,327
TELECOMMUNICATION SERVICES - 3.6%
AT&T, Inc.	17,995	$632,704
UTILITIES - 3.1%
NextEra Energy, Inc.	6,480	$554,818
TOTAL EQUITY INTERESTS - 101.0% (identified cost, $14,777,930)		$17,870,208
TOTAL INVESTMENTS — 101.0% (identified cost, $14,777,930)		$17,870,208
LIABILITIES, IN EXCESS OF OTHER ASSETS — (1.0)%		(178,539)
NET ASSETS — 100.0%		$17,691,669

* — Non-income producing security.

See Notes to Financial Statements.                                              25

Wright Major Blue Chip Equities Fund (WMBC)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2013

ASSETS:	TRUE
Investments, at value
(identified cost $14,777,930) (Note 1A)	$17,870,208	######
Receivable for fund shares sold	276
Dividends receivable	6,925
Prepaid expenses and other assets	14,257
Total assets	$17,891,666

LIABILITIES:
Outstanding line of credit (Note 8)	$186,670
Accrued expenses and other liabilities	13,327
Total liabilities	$199,997
NET ASSETS	$17,691,669

NET ASSETS CONSIST OF:
Paid-in capital	$18,331,214
Accumulated net realized loss on investments	(3,736,428)
Undistributed net investment income	4,605
Unrealized appreciation on investments	3,092,278
Net assets applicable to outstanding shares	$17,691,669

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,038,913

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$17.03

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

INVESTMENT INCOME (Note 1C)			TRUE
1E	+07	Dividend income	$335,186
		Total investment income	$335,186

Expenses –
		Investment adviser fee (Note 3)	$98,020
		Administrator fee (Note 3)	19,604
		Trustee expense (Note 3)	14,040
		Custodian fee	5,000
		Accountant fee	37,290
		Distribution expenses (Note 4)	40,842
		Transfer agent fee	25,575
		Printing	59
		Shareholder communications	4,732
		Audit services	17,000
		Legal services	4,328
		Compliance services	5,489
		Registration costs	18,383
		Interest expense (Note 8)	607
		Miscellaneous	14,590
		Total expenses	$305,559

Deduct –
		Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(76,238)
		Net expenses	$229,321
		Net investment income	$105,865

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
		Net realized gain on investment transactions	$1,526,891
		Net change in unrealized appreciation (depreciation) on investments	3,279,155
		Net realized and unrealized gain on investments	$4,806,046
		Net increase in net assets from operations	$4,911,911

See Notes to Financial Statements.                                              26

Wright Major Blue Chip Equities Fund (WMBC)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2013	December 31, 2012

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$105,865	$114,040
0	Net realized gain (loss) on investment transactions	1,526,891	(39,296)
Net change in unrealized appreciation (depreciation) on investments	3,279,155	746,759
Net increase in net assets from operations	$4,911,911	$821,503
Distributions to shareholders (Note 2)
From net investment income	$(103,923)	$(111,377)
Total distributions	$(103,923)	$(111,377)
Net decrease in net assets resulting from fund share transactions (Note 6)	$(2,675,499)	$(4,071,909)
Net increase (decrease) in net assets	$2,132,489	$(3,361,783)
##
NET ASSETS:
At beginning of year	15,559,180	18,920,963
At end of year	$17,691,669	$15,559,180

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$4,605	$2,663

See Notes to Financial Statements.                                              27

Wright Major Blue Chip Equities Fund (WMBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2013	2012	2011	2010	2009

Net asset value, beginning of year	$12.690	$12.260	$12.250	$10.870	$9.340
Income (loss) from investment operations:
Net investment income (loss) (1)	0.096	0.082	(0.012)	0.044	0.099
Net realized and unrealized gain (loss)	4.344	0.437	0.022	1.389	1.564
Total income from investment operations	4.440	0.519	0.010	1.433	1.663

Less distributions:
From net investment income	(0.100)	(0.089)	—	(0.053)	(0.133)
Net asset value, end of year	$17.030	$12.690	$12.260	$12.250	$10.870
Total Return(2)	35.03%	4.23%	0.08%	13.19%	17.83%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$17,692	$15,559	$18,921	$21,676	$27,337
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	1.40%	1.40%	1.41%	1.36%
Net expenses after custodian fee reduction	N/A	N/A	N/A	N/A	1.36%
Net investment income (loss)	0.65%	0.64%	(0.09)%	0.39%	1.06%
Portfolio turnover rate	64%	76%	154%	68%	69%

	For the years ended December 31, 2013, 2012, 2011, 2010 and 2009	For the years ended December 31, 2013, 2012, 2011, 2010 and 2009
(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income (loss) ratios would have been as follows:

	2013	2012	2011	2010	2009

Ratios (As a percentage of average daily net assets):
Expenses	1.87%	1.84%	1.70%	1.68%	1.55%
Expenses after custodian fee reduction	N/A	N/A	N/A	N/A	1.55%
Net investment income (loss)	0.17%	0.20%	(0.39)%	0.13%	0.86%

See Notes to Financial Statements.                                              28

Wright International Blue Chip Equities Fund (WIBC)
Portfolio of Investments - As of December 31, 2013

AFA
	Shares	Value
EQUITY INTERESTS - 97.7%
AUSTRALIA - 3.4%
Australia & New Zealand Banking Group, Ltd.	11,003	$317,267
Commonwealth Bank of Australia	5,400	375,860
CSL, Ltd.	2,434	150,166
Flight Centre Travel Group, Ltd.	3,615	153,784
Rio Tinto, Ltd.	1,333	81,309
		$1,078,386
AUSTRIA - 0.9%
OMV AG	6,002	$287,729
CANADA - 3.5%
Agrium, Inc.	3,482	$318,443
Manulife Financial Corp.	8,194	161,644
Toronto-Dominion Bank (The)	6,918	651,822
		$1,131,909
DENMARK - 1.1%
AP Moeller - Maersk A/S - Class B	20	$217,395
Novo Nordisk A/S - Class B	812	149,079
		$366,474
FRANCE - 12.0%
Alcatel-Lucent*	47,735	$214,299
AtoS	1,852	167,894
AXA SA	7,981	222,258
BNP Paribas SA	8,943	698,098
Cie Generale des Etablissements Michelin	2,600	276,761
Danone	1,883	135,753
Kering	537	113,695
Orange SA	17,542	217,548
Publicis Groupe SA	1,290	118,225
Rubis SCA	1,864	118,241
Safran SA	2,324	161,751
Sanofi	4,220	448,449
Technip SA	997	95,975
Total SA	10,498	644,158
Veolia Environnement SA	8,727	142,561
Vivendi SA	2,677	70,658
		$3,846,324
GERMANY - 13.1%
Allianz SE	1,457	$261,700
BASF SE	9,181	980,322
Bayer AG	2,302	323,389
Bayerische Motoren Werke AG	2,802	329,036
Continental AG	1,209	265,551
Daimler AG	4,057	351,632
Deutsche Lufthansa AG*	13,379	284,277
Muenchener Rueckversicherungs AG - Class R	1,447	319,322
OSRAM Licht AG*	2,048	115,704
SAP AG	1,825	156,695
Siemens AG	1,959	268,024
Volkswagen AG	2,002	543,179
		$4,198,831
	Shares	Value
HONG KONG - 1.5%
Cheung Kong Holdings, Ltd.	30,000	$473,577
IRELAND - 0.7%
Ryanair Holdings PLC*	24,373	$209,905
ITALY - 1.6%
Enel SpA	32,942	$144,075
Eni SpA (Azioni Ordinarie)	15,545	374,640
		$518,715
JAPAN - 21.5%
Acom Co., Ltd.*	40,100	$136,204
Adastria Holdings Co., Ltd.	2,800	101,365
ADEKA Corp.	7,600	83,733
Aiful Corp.*	23,800	99,634
Asics Corp.	7,500	128,086
Bridgestone Corp.	5,700	215,841
Central Japan Railway Co.	2,191	258,071
Daito Trust Construction Co., Ltd.	2,500	233,814
Daiwa House Industry Co., Ltd.	7,000	135,531
Daiwa Securities Group, Inc.	40,000	399,600
ITOCHU Corp.	45,300	559,866
KDDI Corp.	13,900	855,649
Kirin Holdings Co., Ltd.	8,000	115,161
Maeda Road Construction Co., Ltd.	8,000	131,450
Mazda Motor Corp.*	42,000	217,383
Meitec Corp.	5,500	149,032
Murata Manufacturing Co., Ltd.	1,000	88,864
NHK Spring Co., Ltd.	11,100	125,252
Nippon Telegraph & Telephone Corp.	3,900	210,019
Olympus Corp.*	4,300	136,235
Omron Corp.	3,600	159,098
ORIX Corp.	17,500	307,526
Rohm Co. Ltd,	2,400	116,912
Shimamura Co., Ltd.	1,100	103,192
Shionogi & Co., Ltd.	3,300	71,586
SoftBank Corp.	2,600	227,582
Sony Corp.	3,700	64,280
Sumitomo Corp.	35,700	448,691
Sumitomo Mitsui Trust Holdings, Inc.	60,338	318,037
Sumitomo Realty & Development Co., Ltd.	2,000	99,520
Sumitomo Rubber Industries, Ltd.	10,900	154,936
Terumo Corp.	1,600	77,180
Toyota Motor Corp.	5,900	360,382
		$6,889,712
LUXEMBOURG - 0.4%
Tenaris SA	5,524	$120,875
NETHERLANDS - 1.4%
Koninklijke Boskalis Westminster NV	4,980	$263,542
Koninklijke DSM NV	2,446	192,656
		$456,198
NORWAY - 1.5%
Telenor ASA	6,971	$166,150
Yara International ASA	7,463	321,063
		$487,213

See Notes to Financial Statements.                                              29

Wright International Blue Chip Equities Fund (WIBC)
Portfolio of Investments - As of December 31, 2013

	Shares	Value
SPAIN - 2.8%
Enagas SA	3,353	$87,762
Gas Natural SDG SA	14,596	376,004
Iberdrola SA	34,339	219,316
Repsol SA	8,535	215,458
		$898,540
SWEDEN - 0.3%
TeliaSonera AB	12,135	$101,179
SWITZERLAND - 11.7%
Actelion, Ltd.*	4,422	$374,653
Credit Suisse Group AG	12,720	390,031
Nestle SA	12,530	920,008
Novartis AG	4,277	342,410
Roche Holding AG	555	155,514
Swatch Group AG (The)	3,050	344,319
Swiss Re AG	9,564	882,359
Wolseley PLC	3,197	181,355
Zurich Insurance Group AG (Inhaberktie)	583	169,456
		$3,760,105
UNITED KINGDOM - 20.3%
AstraZeneca PLC	16,017	$948,248
Aviva PLC	57,546	428,611
BAE Systems PLC	31,932	230,060
BBA Aviation PLC	18,974	100,751
BHP Billiton PLC	13,376	414,058
BP PLC	46,929	379,342
GlaxoSmithKline PLC	17,019	454,245
ITV PLC	43,111	138,521
Legal & General Group PLC	299,187	1,103,541
Lloyds Banking Group PLC*	181,990	237,760
Rio Tinto PLC	3,808	215,037
Rolls-Royce Holdings PLC	36,192	764,273
Royal Dutch Shell PLC - Class B	5,710	215,624
Vodafone Group PLC	174,765	686,007
WPP PLC	8,902	203,466
		$6,519,544
TOTAL EQUITY INTERESTS - 97.7% (identified cost, $22,466,722)		$31,345,216
SHORT-TERM INVESTMENTS - 1.9%
Fidelity Government Money Market Fund, 0.01% (1)	594,716	$594,716
TOTAL SHORT-TERM INVESTMENTS - 1.9% (identified cost, $594,716)		$594,716
TOTAL INVESTMENTS — 99.6% (identified cost, $23,061,438)		$31,939,932
OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.4%		127,036
NET ASSETS — 100.0%		$32,066,968
PLC — Public Limited Company
*	Non-income producing security.
(1)	Variable rate security. Rate presented is as of December 31, 2013.

See Notes to Financial Statements.                                              30

Wright International Blue Chip Equities Fund (WIBC)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2013

ASSETS:	TRUE
Investments, at value
(identified cost $23,061,438) (Note 1A)	$31,939,932	######
Foreign currency, at value
(identified cost $20,871) (Note 1A)	21,206	######
Receivable for fund shares sold	179
Dividends receivable	27,456
Tax reclaims receivable	92,567
Prepaid expenses and other assets	15,665
Total assets	$32,097,005

LIABILITIES:
Accrued expenses and other liabilities	30,037
Total liabilities	$30,037
NET ASSETS	$32,066,968

NET ASSETS CONSIST OF:
Paid-in capital	$75,747,722
Accumulated net realized loss on investments and foreign currency	(52,170,126)
Distributions in excess of net investment income	(391,941)
Unrealized appreciation on investments and foreign currency	8,881,313
Net assets applicable to outstanding shares	$32,066,968

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,969,969

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST*	$16.28

* Shares redeemed or exchanged within three months of purchase are charged a 2.00% redemption fee.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

INVESTMENT INCOME (Note 1C)			TRUE
2E	+07	Dividend income (net of foreign taxes $144,367)	$1,075,184
		Total investment income	$1,075,184

Expenses –
		Investment adviser fee (Note 3)	$251,239
		Administrator fee (Note 3)	53,388
		Trustee expense (Note 3)	14,040
		Custodian fee	35,780
		Accountant fee	62,477
		Distribution expenses (Note 4)	78,512
		Transfer agent fee	45,538
		Printing	118
		Shareholder communications	5,614
		Audit services	17,000
		Legal services	8,236
		Compliance services	5,938
		Registration costs	18,464
		Interest expense (Note 8)	1,293
		Miscellaneous	34,821
		Total expenses	$632,458

Deduct –
		Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(50,173)
		Net expenses	$582,285
		Net investment income	$492,899

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) –
		Investment transactions	$2,440,619
		Foreign currency transactions	(9,797)
		Net realized gain	$2,430,822

Change in unrealized appreciation (depreciation) –
		Investments	$2,593,704
		Foreign currency translations	4,149
		Net change in unrealized appreciation (depreciation) on investments	$2,597,853
		Net realized and unrealized gain on investments and foreign currency translations	$5,028,675
		Net increase in net assets from operations	$5,521,574

See Notes to Financial Statements.                                              31

Wright International Blue Chip Equities Fund (WIBC)

		Years Ended
	STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2013	December 31, 2012

	INCREASE (DECREASE) IN NET ASSETS:
	From operations –
	Net investment income	$492,899	$600,622
-13073	Net realized gain (loss) on investment and foreign currency transactions	2,430,822	(1,566,708)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,597,853	5,386,110
	Net increase in net assets from operations	$5,521,574	$4,420,024
	Distributions to shareholders (Note 2)
	From net investment income	$(1,049,112)	$(631,283)
	Total distributions	$(1,049,112)	$(631,283)
	Net decrease in net assets resulting from fund share transactions (Note 6)	$(5,661,248)	$(4,782,584)
	Net decrease in net assets	$(1,188,786)	$(993,843)
##
	NET ASSETS:
	At beginning of year	33,255,754	34,249,597
	At end of year	$32,066,968	$33,255,754

	UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$(391,941)	$25,570

See Notes to Financial Statements.                                              32

Wright International Blue Chip Equities Fund (WIBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2013	2012	2011	2010	2009

Net asset value, beginning of year	$14.120	$12.580	$14.860	$14.460	$10.810
Income (loss) from investment operations:
Net investment income (1)	0.236	0.244	0.224	0.170	0.208
Net realized and unrealized gain (loss)	2.480	1.567	(2.256)	0.640	3.442
Total income (loss) from investment operations	2.716	1.811	(2.032)	0.810	3.650

Less distributions:
From net investment income	(0.556)	(0.272)	(0.248)	(0.410)	—
Redemption Fees(1)	— (2)	0.001	— (2)	— (2)	—
#
Net asset value, end of year	$16.280	$14.120	$12.580	$14.860	$14.460
Total Return(3)	19.46%	14.45%	(13.65)%	5.76%	33.77%
Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$32,067	$33,256	$34,250	$49,994	$68,839
Ratios (As a percentage of average daily net assets):
Net expenses	1.85%	1.85%	1.78%	1.74%	1.63%
Net expenses after custodian fee reduction	N/A	N/A	N/A	N/A	1.63%
Net investment income	1.57%	1.84%	1.56%	1.23%	1.75%
Portfolio turnover rate	45%	58%	50%	92%	63%

	For the years ended December 31, 2013, 2012, 2011, 2010 and 2009	For the years ended December 31, 2013, 2012, 2011, 2010 and 2009
(1)			Computed using average shares outstanding.
(2)			Less than $0.001 per share.
(3)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)
For the years ended December 31, 2013, 2012 and 2010, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2013	2012	2010

Ratios (As a percentage of average daily net assets):
Gross expenses	2.01%	2.01%	1.76%
Net investment income	1.41%	1.68%	1.22%

See Notes to Financial Statements.                                              33

The Wright Managed Equity Trust
Notes to Financial Statements

1. Significant Accounting Policies

Wright Selected Blue Chip Equities Fund (“WSBC”), Wright Major Blue Chip Equities Fund (“WMBC”), and Wright International Blue Chip Equities Fund (“WIBC”) (each a “Fund” and collectively, the “Funds”) (the Funds constituting Wright Managed Equity Trust (the “Trust”)), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Funds seek to provide total return consisting of price appreciation and current income.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuations – Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service. Investments in open-end mutual funds are valued at net asset value. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges are monitored by the investment adviser and may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B. Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income – Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds’ understanding of applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.

D. Federal Taxes – Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes are provided for based on WIBC’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. At December 31,

The Wright Managed Equity Trust
Notes to Financial Statements

2013, WMBC and WIBC, for federal income tax purposes, have capital loss carryforwards of $3,708,193 and $51,755,977, respectively, which will reduce each Fund’s taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

December 31,	WMBC	WIBC
2016	$ -	$17,058,561
2017	3,708,193	34,697,416

As of December 31, 2013, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended December 31, 2013, remains subject to examination by the Internal Revenue Service.

E. Expenses – The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Redemption Fees – A shareholder who redeems or exchanges shares of WIBC within three months of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to WIBC to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

G. Foreign Currency Translation – Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. Indemnifications – Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

2. Distributions to Shareholders

It is the present policy of the Trust to make annual distributions of all or substantially all of the net investment income of the Funds and to distribute annually all or substantially all of the net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) of the Funds. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder,

The Wright Managed Equity Trust
Notes to Financial Statements

receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions paid for the year ended December 31, 2013, and December 31, 2012, was as follows:

Year Ended 12/31/13	WSBC	WMBC	WIBC
Distributions declared from:
Ordinary income	$78,389	$103,923	$1,049,112
Long-term capital gain	4,638,287	-	-

Year Ended 12/31/12	WSBC	WMBC	WIBC
Distributions declared from:
Ordinary income	$68,336	$111,377	$631,283
Long-term capital gain	1,149,678	-	-

During the year ended December 31, 2013, the following amounts were reclassified due to real estate investment trusts, net operating loss offsetting short term gains, foreign currency gain (loss) and passive foreign investment company transactions.

Increase (decrease):	WSBC	WIBC
Accumulated net realized gain (loss)	$(20,511)	$(138,702)
Undistributed net investment income (loss)	20,511	138,702

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	WSBC	WMBC	WIBC
Undistributed ordinary income	$738,264	$4,605	$24,352
Undistributed long-term gain	1,758,196	-	-
Capital loss carryforward and post October losses	-	(3,708,193)	(51,755,977)
Net unrealized appreciation	12,447,273	3,064,043	8,050,871
Total	$14,943,733	$(639,545)	$(43,680,754)

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and passive foreign investment company transactions.

3. Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Wright Investor Services, Inc. (“Wright”) as compensation for investment advisory services rendered to the Funds. The fees are computed at annual rates of the Funds' average daily net assets as noted below, and are payable monthly.

The Wright Managed Equity Trust
Notes to Financial Statements

Annual Advisory Fee Rates
Fund	Under $100 Million	$100 Million to $250 Million	$250 Million to $500 Million	$500 Million to $1 Billion	Over $1 Billion
WSBC	0.60%	0.57%	0.54%	0.50%	0.45%
WMBC	0.60%	0.57%	0.54%	0.50%	0.45%
WIBC	0.80%	0.78%	0.76%	0.72%	0.67%

For the year ended December 31, 2013, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:

Fund	Investment Adviser Fee	Effective Annual Rate
WSBC	$221,153	0.60%
WMBC	$98,020	0.60%
WIBC	$251,239	0.80%

The administrator fee is earned by Wright for administering the business affairs of each Fund. The fee is computed at an annual rate of 0.17% of WIBC’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. The fee is computed at an annual rate of 0.12% of WSBC’s and WMBC’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) serves as sub-administrator of the Funds to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator. The sub-administration fee is paid by Wright.

For the year ended December 31, 2013, the administrator fee for WSBC, WMBC and WIBC amounted to $44,231, $19,604 and $53,388, respectively.

Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds’ principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.  The Trustees are compensated by the Trust in conjunction with the Wright Managed Income Trust, rather than on a per Trust or per Fund basis. Quarterly retainer fees are paid in the amount of $4,000 to the Lead Trustee, $3,500 to the Secretary of Independent Trustees, and $3,000 each to the remaining Trustees. In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in each Fund’s Statement of Operations.

4. Distribution and Service Plans

The Trust has in effect a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors’ Service Distributors, Inc. (“WISDI”), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of each Fund for distribution services and facilities provided to the Funds by WISDI.  Distribution fees paid or accrued to WISDI for the year ended December 31, 2013, for WSBC, WMBC and WIBC were $92,147, $40,842 and $78,512, respectively. In addition, the Trustees have adopted a service plan (the “Service Plan”) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund’s shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund’s average daily net assets. For the year ended December 31, 2013, the Funds did not accrue or pay any service fees.

Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses exceed 1.40% of the

The Wright Managed Equity Trust
Notes to Financial Statements

average daily net assets of each of WSBC and WMBC and 1.85% of the average daily net assets of WIBC through April 30, 2014 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, Wright waived and/or reimbursed investment adviser fees and expenses of $35,396 for WMBC. WISDI waived distribution fees of $8,322, $40,842 and $50,173  for WSBC, WMBC and WIBC, respectively.

5. Investment Transactions

Purchases and sales of investments, other than short-term obligations, were as follows:

Year Ended December 31, 2013
	WSBC	WMBC	WIBC
Purchases	$27,542,352	$10,406,373	$14,045,137
Sales	$30,914,251	$12,823,646	$20,504,914

6. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
WSBC
Sold	730,104	$9,257,764	651,931	$7,196,342
Issued to shareholders in payment of distributions declared	277,835	3,678,541	82,388	944,573
Redemptions	(763,906)	(10,075,454)	(1,286,524)	(14,479,497)
Net increase (decrease)	244,033	$2,860,851	(552,205)	$(6,338,582)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
WMBC
Sold	104,380	$1,476,739	75,837	$970,777
Issued to shareholders in payment of distributions declared	5,961	96,441	8,191	103,537
Redemptions	(297,734)	(4,248,679)	(401,489)	(5,146,223)
Net decrease	(187,393)	$(2,675,499)	(317,461)	$(4,071,909)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
WIBC
Sold	196,159	$2,948,227	167,193	$2,284,177
Issued to shareholders in payment of distributions declared	64,952	1,001,441	42,643	590,876
Redemptions	(647,060)	(9,611,638)	(576,734)	(7,659,569)
Redemption fees	-	722	-	1,932
Net decrease	(385,949)	$(5,661,248)	(366,898)	$(4,782,584)

The Wright Managed Equity Trust
Notes to Financial Statements

7. Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2013, as computed on a federal income tax basis, were as follows:

Year Ended December 31, 2013
	WSBC	WMBC	WIBC
Aggregate cost	$27,728,421	$14,806,165	$23,891,881
Gross unrealized appreciation	$12,551,006	$3,208,762	$8,429,732
Gross unrealized depreciation	(103,733)	(144,719)	(381,681)
Net unrealized appreciation	$12,447,273	$3,064,043	$8,048,051

8. Line of Credit

The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with Union Bank of California, N.A. (“Union Bank”). The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to each Fund, they may be unable to borrow some or all of the Funds’ requested amounts at any particular time. At December 31, 2013, WMBC had a balance outstanding pursuant to this line of credit of $186,670 at an interest rate of 1.19%.

The average borrowings and average interest rate (based on days with outstanding balances) for the year ended December 31, 2013, were as follows:

	WSBC	WMBC	WIBC
Average borrowings	$280,726	$113,050	$261,173
Average interest rate	1.18%	1.19%	1.18%

9. Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Funds, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10. Fair Value Measurements

Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

The Wright Managed Equity Trust
Notes to Financial Statements

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2013, the inputs used in valuing each Fund’s investments, which are carried at value, were as follows:

WSBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$38,356,196	$-	$-	$38,356,196
Short-Term Investments	-	1,819,498	-	1,819,498
Total Investments	$38,356,196	$1,819,498	$-	$40,175,694

WMBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$17,870,208	$-	$-	$17,870,208
Total Investments	$17,870,208	$-	$-	$17,870,208

WIBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$31,345,216	$-	$-	$31,345,216
Short-Term Investments	-	594,716	-	594,716
Total Investments	$31,345,216	$594,716	$-	$31,939,932

The Level 1 inputs displayed in these tables under Equity Interests are Common Stock and Preferred Stock. Refer to each Fund’s Portfolio of Investments for a further breakout of each security by industry or country.

There were no transfers between Level 1, Level 2 and Level 3 for the year ended December 31, 2013.

The Wright Managed Equity Trust
Notes to Financial Statements

The following is a reconciliation of Level 3 assets for WIBC for which significant unobservable inputs were used to determine fair value.
Equity Interests
Balance as of 12/31/12	$5,307
Change in Unrealized Appreciation	(5,307)
Realized Gain (Loss)	5,076
Sales	(5,076)
Balance as of 12/31/13	$-
Net change in unrealized appreciation from investments held as of 12/31/13 **	$-

** The change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers in or out of the Level 3 category.

11. Review for Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2013, events and transactions subsequent to December 31, 2013, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

The Wright Managed Equity Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Wright Managed Equity Trust
and the Shareholders of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund

We have audited the accompanying statements of assets and liabilities of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund (the "Funds"), each a series of shares of The Wright Managed Equity Trust, including the portfolios of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2009 were audited by other auditors whose report dated February 23, 2010, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

     BBD, LLP

Philadelphia, Pennsylvania
February 24, 2014

The Wright Managed Equity Trust
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.  As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding capital gain dividends, and the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.

Qualified Dividend Income – Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund designate 99.93%, 100.00% and 0.01%, respectively, of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD).  Also, Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund designate 99.93%, 100.00% and 97.75%, respectively, for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  Wright Selected Blue Chip Equities Fund also designates 90.50% of its income distributions as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Wright Total Return Bond Fund (WTRB)
Schedule of Investments - As of December 31, 2013

	Face Amount	Description	Coupon Rate	Maturity Date	Value
FIXED INCOME INVESTMENTS - 98.1%
ASSET-BACKED SECURITIES - 0.6%
	$93,878	PSE&G Transition Funding LLC, Series 2001-1, Class A7	6.750%	06/15/16	$95,825
Total Asset-Backed Securities (identified cost, $96,718)					$95,825
COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.4%
	$300,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4	5.372%	09/15/39	$327,640
	296,313	Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4	5.291%	01/12/44	316,598
	310,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	5.886%	06/12/46	338,924
Total Commercial Mortgage-Backed Securities (identified cost, $903,580)					$983,162
CORPORATE BONDS - 44.3%
AUTO MANUFACTURERS - 1.3%
	$200,000	Toyota Motor Credit Corp., MTN	3.300%	01/12/22	$200,409
CONSUMER DURABLES & APPAREL - 0.4%
	$65,000	Hasbro, Inc.	6.125%	05/15/14	$66,308
DIVERSIFIED FINANCIALS - 9.8%
	$70,000	Aflac, Inc.	3.625%	06/15/23	$67,892
	27,000	Ameriprise Financial, Inc.	5.650%	11/15/15	29,337
	85,000	Bank of America Corp., MTN	5.000%	05/13/21	93,030
	55,000	Capital One Financial Corp.	7.375%	05/23/14	56,422
	110,000	Rabobank Nederland	2.125%	10/13/15	112,885
	30,000	Eaton Vance Corp.	6.500%	10/02/17	34,080
	145,000	General Electric Capital Corp., MTN, Series A	6.750%	03/15/32	180,061
	155,000	Goldman Sachs Group, Inc. (The)	6.150%	04/01/18	177,903
	170,000	JPMorgan Chase & Co.	6.300%	04/23/19	200,874
	75,000	Merrill Lynch & Co., Inc.	6.050%	05/16/16	82,563
	90,000	Morgan Stanley	5.500%	07/28/21	100,729
	70,000	Nomura Holdings, Inc.	5.000%	03/04/15	73,149
	85,000	PNC Funding Corp.	4.250%	09/21/15	89,976
	55,000	SunTrust Banks, Inc.	6.000%	09/11/17	62,341
	150,000	Wells Fargo & Co.	3.625%	04/15/15	156,069
ENERGY - 2.6%
	$105,000	Baker Hughes, Inc.	6.875%	01/15/29	$130,457
	50,000	ONEOK Partners LP	6.850%	10/15/37	57,076
	60,000	ONEOK, Inc.	5.200%	06/15/15	63,387
	70,000	Peabody Energy Corp.	7.375%	11/01/16	79,100
	55,000	Valero Energy Corp.	9.375%	03/15/19	70,959
FOOD, BEVERAGE & TOBACCO - 1.6%
	$13,000	Altria Group, Inc.	9.700%	11/10/18	$17,104
	100,000	Ingredion, Inc.	4.625%	11/01/20	104,422
	100,000	PepsiCo, Inc.	7.900%	11/01/18	125,128
HEALTH CARE EQUIPMENT & SERVICES - 2.5%
	$105,000	Cigna Corp.	2.750%	11/15/16	$109,362
	75,000	Laboratory Corp. of America Holdings	3.125%	05/15/16	78,108
	80,000	UnitedHealth Group, Inc.	6.000%	02/15/18	92,511
	95,000	WellPoint, Inc.	4.350%	08/15/20	100,551
HOUSEHOLD & PERSONAL PRODUCTS - 0.4%
	$60,000	Estee Lauder Cos., Inc. (The)	6.000%	05/15/37	$68,033

See Notes to Financial Statements.                                     44

Wright Total Return Bond Fund (WTRB)
Schedule of Investments - As of December 31, 2013

	Face Amount	Description	Coupon Rate	Maturity Date	Value
INFORMATION SERVICES - 1.2%
	$85,000	Equifax, Inc.	4.450%	12/01/14	$87,683
	100,000	Moody's Corp.	5.500%	09/01/20	106,103
INSURANCE - 4.2%
	$100,000	Loews Corp.	5.250%	03/15/16	$109,064
	75,000	MetLife, Inc.	5.000%	06/15/15	79,634
	155,000	PartnerRe Finance B, LLC	5.500%	06/01/20	168,383
	55,000	Principal Financial Group, Inc.	8.875%	05/15/19	70,398
	50,000	Prudential Financial, Inc., MTN	4.500%	11/15/20	53,719
	50,000	Prudential Financial, Inc., MTN, Series D	7.375%	06/15/19	61,455
	100,000	Travelers Cos., Inc. (The)	5.500%	12/01/15	109,138
MATERIALS - 1.9%
	$70,000	Dow Chemical Co. (The)	7.375%	03/01/23	$82,314
	70,000	Greif, Inc.	6.750%	02/01/17	77,875
	100,000	Lubrizol Corp.	8.875%	02/01/19	129,881
MEDIA - 2.3%
	$90,000	Comcast Cable Communications Holdings, Inc.	9.455%	11/15/22	$124,860
	40,000	DIRECTV Holdings, LLC / DIRECTV Financing Co., Inc.	5.000%	03/01/21	42,083
	45,000	McGraw Hill Financial, Inc.	5.900%	11/15/17	48,922
	50,000	Time Warner Cable, Inc.	8.250%	04/01/19	58,639
	65,000	Time Warner Cos., Inc.	6.950%	01/15/28	76,869
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.6%
	$95,000	Thermo Fisher Scientific, Inc.	3.150%	01/15/23	$88,579
PIPELINES - 1.2%
	$60,000	Spectra Energy Capital, LLC	5.650%	03/01/20	$65,421
	100,000	TransCanada PipeLines, Ltd.	6.500%	08/15/18	117,808
REAL ESTATE - 1.2%
	$200,000	Simon Property Group LP	2.750%	02/01/23	$183,120
RETAILING - 1.5%
	$55,000	AutoZone, Inc.	5.750%	01/15/15	$57,790
	95,000	Kohl's Corp.	4.000%	11/01/21	95,118
	72,000	L Brands, Inc.	5.250%	11/01/14	74,610
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
	$115,000	Applied Materials, Inc.	7.125%	10/15/17	$135,167
SOFTWARE & SERVICES - 3.4%
	$90,000	Adobe Systems, Inc.	4.750%	02/01/20	$97,282
	100,000	eBay, Inc.	3.250%	10/15/20	101,885
	105,000	International Business Machines Corp.	7.625%	10/15/18	131,477
	80,000	Oracle Corp.	5.375%	07/15/40	85,732
	100,000	Symantec Corp.	4.200%	09/15/20	101,568
TECHNOLOGY HARDWARE & EQUIPMENT - 0.3%
	$50,000	Pitney Bowes, Inc., MTN	5.250%	01/15/37	$53,672
TELECOMMUNICATIONS - 2.2%
	$105,000	BellSouth Corp.	6.000%	11/15/34	$105,992
	70,000	British Telecommunications PLC	9.625%	12/15/30	104,716
	100,000	Verizon Communications, Inc.	7.750%	12/01/30	128,053
TRANSPORTATION - 0.5%
	$70,000	Burlington Northern Santa Fe, LLC	6.200%	08/15/36	$79,242

See Notes to Financial Statements.                                     45

Wright Total Return Bond Fund (WTRB)
Schedule of Investments - As of December 31, 2013

	Face Amount	Description	Coupon Rate		Maturity Date	Value
UTILITIES - 4.3%
	$110,000	Consolidated Edison Co. of New York, Inc.	7.125%		12/01/18	$134,162
	90,000	Dominion Resources, Inc., Series E	6.300%		03/15/33	103,478
	80,000	Exelon Generation Co., LLC	5.200%		10/01/19	86,321
	115,000	NextEra Energy Capital Holdings, Inc., Series D	7.300	%(1)	09/01/67	126,602
	50,000	Pacific Gas & Electric Co.	8.250%		10/15/18	62,598
	60,000	Public Service Electric & Gas Co., MTN	5.300%		05/01/18	67,872
	75,000	Sempra Energy	6.500%		06/01/16	84,438
Total Corporate Bonds (identified cost, $6,323,005)						$6,839,949
U.S. GOVERNMENT INTERESTS - 46.8%
AGENCY MORTGAGE-BACKED SECURITIES - 31.6%
	$74,780	FHLMC Gold Pool #A32600	5.500%		05/01/35	$82,688
	16,181	FHLMC Gold Pool #C01646	6.000%		09/01/33	18,154
	20,052	FHLMC Gold Pool #C27663	7.000%		06/01/29	20,597
	90,009	FHLMC Gold Pool #C47318	7.000%		09/01/29	104,790
	60,247	FHLMC Gold Pool #C66878	6.500%		05/01/32	68,978
	77,148	FHLMC Gold Pool #C91046	6.500%		05/01/27	85,854
	10,896	FHLMC Gold Pool #D66753	6.000%		10/01/23	12,042
	1,200	FHLMC Gold Pool #E00903	7.000%		10/01/15	1,242
	91,299	FHLMC Gold Pool #G01035	6.000%		05/01/29	102,376
	25,119	FHLMC Gold Pool #G02478	5.500%		12/01/36	27,432
	48,375	FHLMC Gold Pool #N30514	5.500%		11/01/28	52,911
	187,112	FHLMC Gold Pool #P00024	7.000%		09/01/32	210,857
	2,117	FHLMC Gold Pool #P50031	7.000%		08/01/18	2,143
	39,623	FHLMC Gold Pool #P50064	7.000%		09/01/30	44,775
	49,990	FHLMC Pool #1B1291	2.378	%(1)	11/01/33	52,764
	131,633	FHLMC Pool #1G0233	2.511	%(1)	05/01/35	139,999
	11,469	FHLMC Pool #781071	2.534	%(1)	11/01/33	11,833
	10,093	FHLMC Pool #781804	5.033	%(1)	07/01/34	10,657
	4,407	FHLMC Pool #781884	5.209	%(1)	08/01/34	4,649
	13,050	FHLMC Pool #782862	5.018	%(1)	11/01/34	13,696
	113,031	FHLMC, Series 1983, Class Z	6.500%		12/15/23	126,538
	92,623	FHLMC, Series 2044, Class PE	6.500%		04/15/28	104,165
	464,695	FHLMC, Series 2627, Class MW	5.000%		06/15/23	505,091
	73,891	FNMA Pool #253057	8.000%		12/01/29	84,087
	1,756	FNMA Pool #479477	6.000%		01/01/29	1,950
	3,176	FNMA Pool #489357	6.500%		03/01/29	3,542
	9,198	FNMA Pool #535332	8.500%		04/01/30	10,859
	18,277	FNMA Pool #545782	7.000%		07/01/32	21,040
	10,774	FNMA Pool #597396	6.500%		09/01/31	12,005
	41,338	FNMA Pool #621284	6.500%		12/01/31	46,029
	12,793	FNMA Pool #725866	4.500%		09/01/34	13,613
	46,631	FNMA Pool #738630	5.500%		11/01/33	51,380
	140,238	FNMA Pool #745001	6.500%		09/01/35	157,173
	61,690	FNMA Pool #745467	2.704	%(1)	04/01/36	65,780
	104,957	FNMA Pool #745755	5.000%		12/01/35	114,242
	37,530	FNMA Pool #747529	4.500%		10/01/33	39,980
	312,529	FNMA Pool #781893	4.500%		11/01/31	334,330
	15,650	FNMA Pool #809888	4.500%		03/01/35	16,650
	271,188	FNMA Pool #888366	7.000%		04/01/37	303,377
	248,939	FNMA Pool #888367	7.000%		03/01/37	282,147
	161,000	FNMA Pool #888417	6.500%		01/01/36	181,690
	10,455	FNMA Pool #906455	5.914	%(1)	01/01/37	10,817
	12,817	GNMA I Pool #376400	6.500%		02/15/24	14,297
	17,087	GNMA I Pool #379982	7.000%		02/15/24	18,730

See Notes to Financial Statements.                                     46

Wright Total Return Bond Fund (WTRB)
Schedule of Investments - As of December 31, 2013

	Face Amount	Description	Coupon Rate		Maturity Date	Value

AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
	$102,644	GNMA I Pool #393347	7.500%		02/15/27	$116,239
	37,776	GNMA I Pool #410081	8.000%		08/15/25	43,015
	30,163	GNMA I Pool #427199	7.000%		12/15/27	31,690
	20,235	GNMA I Pool #448490	7.500%		03/15/27	21,577
	40,072	GNMA I Pool #458762	6.500%		01/15/28	44,767
	17,353	GNMA I Pool #460726	6.500%		12/15/27	19,367
	8,643	GNMA I Pool #510706	8.000%		11/15/29	10,072
	11,530	GNMA I Pool #581536	5.500%		06/15/33	12,766
	58,289	GNMA II Pool #002630	6.500%		08/20/28	65,842
	3,156	GNMA II Pool #002909	8.000%		04/20/30	3,759
	7,800	GNMA II Pool #002972	7.500%		09/20/30	9,038
	2,976	GNMA II Pool #002973	8.000%		09/20/30	3,580
	26,353	GNMA II Pool #003095	6.500%		06/20/31	30,024
	186,342	GNMA II Pool #004841	8.000%		08/20/31	218,696
	630,203	GNMA, Series 2010-44, Class NK	4.000%		10/20/37	667,345
U.S. TREASURIES - 15.2%
	$560,000	U.S. Treasury Bond	3.125%		02/15/42	$483,000
	220,000	U.S. Treasury Note	3.875%		05/15/18	242,550
	850,000	U.S. Treasury Note	2.625%		11/15/20	864,011
	965,000	U.S. Treasury Strip Coupon	2.52-2.89	%(2)	05/15/22	757,779
Total U.S. Government Interests (identified cost, $7,155,823)						$7,233,066
TOTAL FIXED INCOME INVESTMENTS (identified cost, $14,479,126) — 98.1%						$15,152,002
SHORT-TERM INVESTMENTS - 2.6%
	$397,621	Fidelity Government Money Market Fund, 0.01% (1)				$397,621
TOTAL SHORT-TERM INVESTMENTS (identified cost, $397,621) — 2.6%						$397,621
TOTAL INVESTMENTS (identified cost, $14,876,747) — 100.7%						$15,549,623
LIABILITIES, IN EXCESS OF OTHER ASSETS — (0.7)%						(107,214)
NET ASSETS — 100.0%						$15,442,409

FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
LLC — Limited Liability Company
LP — Limited Partnership
MTN — Medium Term Note
PLC — Public Limited Company
(1)	Variable rate security. Rate presented is as of December 31, 2013.
(2)	Rate presented is yield to maturity.

See Notes to Financial Statements.                                     47

Wright Total Return Bond Fund (WTRB)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2013

ASSETS:	TRUE
Investments, at value
(identified cost $14,876,747) (Note 1A)	$15,549,623	######
Receivable for fund shares sold	48
Receivable for investment securities sold	2,394
Dividends and interest receivable	120,460
Prepaid expenses and other assets	16,075
Total assets	$15,688,600

LIABILITIES:
Payable for fund shares reacquired	$494
Payable for investment securities purchased	220,087
Distributions payable	10,543
Accrued expenses and other liabilities	15,067
Total liabilities	$246,191
NET ASSETS	$15,442,409

NET ASSETS CONSIST OF:
Paid-in capital	$16,412,451
Accumulated net realized loss on investments	(1,642,918)
Unrealized appreciation on investments	672,876
Net assets applicable to outstanding shares	$15,442,409

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,233,596

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$12.52

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

INVESTMENT INCOME (Note 1C)			TRUE
		Interest income	$686,846
1E	+07	Dividend income	15
		Total investment income	$686,861

Expenses –
		Investment adviser fee (Note 3)	$79,635
		Administrator fee (Note 3)	12,388
		Trustee expense (Note 3)	14,040
		Custodian fee	1,683
		Accountant fee	37,394
		Pricing	27,797
		Distribution expenses (Note 4)	44,241
		Transfer agent fee	22,796
		Printing	70
		Shareholder communications	4,831
		Audit services	20,000
		Legal services	4,599
		Compliance services	5,538
		Registration costs	20,328
		Interest expense (Note 8)	488
		Miscellaneous	21,827
		Total expenses	$317,655

Deduct –
		Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(149,053)
		Net expenses	$168,602
		Net investment income	$518,259

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
		Net realized gain on investment transactions	$177,389
		Net change in unrealized appreciation (depreciation) on investments	(1,134,346)
		Net realized and unrealized loss on investments	$(956,957)
		Net decrease in net assets from operations	$(438,698)

See Notes to Financial Statements.                                     48

Wright Total Return Bond Fund (WTRB)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2013	December 31, 2012

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$518,259	$822,138
0	Net realized gain on investment transactions	177,389	658,964
Net change in unrealized appreciation (depreciation) on investments	(1,134,346)	(128,057)
Net increase (decrease) in net assets from operations	$(438,698)	$1,353,045
Distributions to shareholders (Note 2)
From net investment income	$(665,626)	$(1,124,326)
Total distributions	$(665,626)	$(1,124,326)
Net decrease in net assets resulting from fund share transactions (Note 6)	$(7,939,140)	$(6,366,170)
Net decrease in net assets	$(9,043,464)	$(6,137,451)
##
NET ASSETS:
At beginning of year	24,485,873	30,623,324
At end of year	$15,442,409	$24,485,873

See Notes to Financial Statements.                                     49

Wright Total Return Bond Fund (WTRB)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2013	2012	2011	2010	2009

Net asset value, beginning of year	$13.300	$13.220	$12.890	$12.620	$11.990
Income (loss) from investment operations:
Net investment income (1)	0.378	0.339	0.420	0.437	0.558
Net realized and unrealized gain (loss)	(0.673)	0.206	0.425	0.336	0.676
Total income (loss) from investment operations	(0.295)	0.545	0.845	0.773	1.234

Less distributions:
From net investment income	(0.485)	(0.465)	(0.515)	(0.503)	(0.604)
Net asset value, end of year	$12.520	$13.300	$13.220	$12.890	$12.620
Total Return(2)	(2.25)%	4.16%	6.68%	6.18%	10.53%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$15,442	$24,486	$30,623	$31,530	$24,556
Ratios (As a percentage of average daily net assets):
Net expenses	0.95%	0.95%	0.95%	0.83%	0.70%
Net expenses after custodian fee reduction	N/A	N/A	N/A	N/A	0.70%
Net investment income	2.93%	2.54%	3.22%	3.38%	4.53%
Portfolio turnover rate	46%	68%	55%	119%	61%

	For the years ended December 31, 2013, 2012, 2011, 2010 and 2009	For the years ended December 31, 2013, 2012, 2011, 2010 and 2009
(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2013	2012	2011	2010	2009

Ratios (As a percentage of average daily net assets):
Expenses	1.80%	1.41%	1.37%	1.43%	1.55%
Expenses after custodian fee reduction	N/A	N/A	N/A	N/A	1.55%
Net investment income	2.08%	2.08%	2.80%	2.78%	3.68%

See Notes to Financial Statements.                                     50

Wright Current Income Fund (WCIF)
Schedule of Investments - As of December 31, 2013

AFA
	Face Amount	Description	Coupon Rate	Maturity Date	Value
FIXED INCOME INVESTMENTS - 95.9%
AGENCY MORTGAGE-BACKED SECURITIES - 95.9%
	$234,994	FHLMC Gold Pool #A85905	5.000%	05/01/39	$255,241
	13,236	FHLMC Gold Pool #C00548	7.000%	08/01/27	15,021
	37,246	FHLMC Gold Pool #C00778	7.000%	06/01/29	41,564
	194,574	FHLMC Gold Pool #C01375	6.500%	07/01/32	218,578
	142,490	FHLMC Gold Pool #C91034	6.000%	06/01/27	159,847
	13,786	FHLMC Gold Pool #D81642	7.500%	08/01/27	14,224
	48,995	FHLMC Gold Pool #D82572	7.000%	09/01/27	55,199
	2,466	FHLMC Gold Pool #E00678	6.500%	06/01/14	2,490
	2,950	FHLMC Gold Pool #E00721	6.500%	07/01/14	2,981
	13,385	FHLMC Gold Pool #E81704	8.500%	05/01/15	13,823
	203,170	FHLMC Gold Pool #G00892	6.500%	12/01/27	230,170
	109,833	FHLMC Gold Pool #G02809	6.500%	05/01/36	123,562
	78,223	FHLMC Gold Pool #G04710	6.000%	09/01/38	86,505
	104,257	FHLMC Gold Pool #G08012	6.500%	09/01/34	117,057
	216,166	FHLMC Gold Pool #G08022	6.000%	11/01/34	242,027
	176,583	FHLMC Gold Pool #G08047	6.000%	03/01/35	198,094
	810,721	FHLMC Gold Pool #G08378	6.000%	10/01/39	926,776
	787,525	FHLMC Gold Pool #G30482	4.500%	05/01/30	847,466
	155,932	FHLMC Gold Pool #G80111	7.300%	12/17/22	172,424
	41,320	FHLMC Gold Pool #H09098	6.500%	10/01/37	44,471
	187,112	FHLMC Gold Pool #P00024	7.000%	09/01/32	210,857
	130,974	FHLMC Gold Pool #P50019	7.000%	07/01/24	148,001
	353,085	FHLMC Gold Pool #T30126	5.550%	07/01/37	405,562
	247,911	FHLMC Gold Pool #T30133	5.550%	07/01/37	286,371
	486,122	FHLMC Gold Pool #U30400	5.550%	06/01/37	562,360
	409,899	FHLMC, Series 2097, Class PZ	6.000%	11/15/28	457,788
	62,748	FHLMC, Series 2176, Class OJ	7.000%	08/15/29	71,756
	43,549	FHLMC, Series 2201, Class C	8.000%	11/15/29	51,128
	199,077	FHLMC, Series 2218, Class ZB	6.000%	03/15/30	220,940
	88,262	FHLMC, Series 2259, Class ZM	7.000%	10/15/30	101,885
	51,915	FHLMC, Series 2576, Class HC	5.500%	03/15/33	56,971
	150,000	FHLMC, Series 2802, Class OH	6.000%	05/15/34	166,950
	412,486	FHLMC, Series 3033, Class WY	5.500%	09/15/35	444,441
	182,899	FHLMC, Series 3072, Class DL	6.000%	02/15/35	202,550
	113,630	FHLMC, Series 3255, Class QE	5.500%	12/15/36	124,830
	140,026	FHLMC, Series 3641, Class TB	4.500%	03/15/40	145,820
	108,025	FHLMC, Series 3814, Class B	3.000%	02/15/26	105,827
	208,354	FHLMC, Series 4011, Class DA	4.000%	09/15/41	201,896
	357,651	FHLMC, Series 4097, Class VT	3.500%	08/15/25	371,406
	96,673	FHLMC, Series 4103, Class DV	3.000%	11/15/25	97,208
	1,889,168	FHLMC, Series 4142, Class PN	2.500%	12/15/32	1,761,146
	131,143	FHLMC-GNMA, Series 15, Class L	7.000%	07/25/23	148,651
	48,832	FHLMC-GNMA, Series 23, Class KZ	6.500%	11/25/23	54,987
	83,973	FHLMC-GNMA, Series 4, Class D	8.000%	12/25/22	96,907
	370,111	FNMA Pool #252034	7.000%	09/01/28	420,107
	68,204	FNMA Pool #252215	6.000%	11/01/28	76,660
	526,697	FNMA Pool #256182	6.000%	03/01/36	580,283
	78,276	FNMA Pool #256972	6.000%	11/01/37	84,401
	431,619	FNMA Pool #257138	5.000%	03/01/38	459,565
	17,430	FNMA Pool #535131	6.000%	03/01/29	19,614
	102,555	FNMA Pool #594207	6.500%	02/01/31	115,693
	41,160	FNMA Pool #673315	5.500%	11/01/32	45,256
	212,889	FNMA Pool #721255	5.500%	07/01/33	235,071

See Notes to Financial Statements.                                     51

Wright Current Income Fund (WCIF)
Schedule of Investments - As of December 31, 2013
Face Amount	Description	Coupon Rate	Maturity Date	Value
$56,306	FNMA Pool #733750	6.310%	10/01/32	$62,561
201,901	FNMA Pool #735861	6.500%	09/01/33	230,272
281,012	FNMA Pool #745001	6.500%	09/01/35	314,947
476,573	FNMA Pool #745318	5.000%	12/01/34	522,727
34,646	FNMA Pool #745630	5.500%	01/01/29	38,149
98,327	FNMA Pool #801357	5.500%	08/01/34	109,040
475,670	FNMA Pool #801506	4.750%	09/01/34	504,780
112,555	FNMA Pool #813839	6.000%	11/01/34	124,860
499,235	FNMA Pool #819457	4.750%	02/01/35	529,859
1,038,028	FNMA Pool #846323	4.250%	11/01/35	1,086,323
537,278	FNMA Pool #851655	6.000%	12/01/35	604,197
617,995	FNMA Pool #851762	4.250%	01/01/36	637,591
101,510	FNMA Pool #871394	7.000%	04/01/21	110,946
176,698	FNMA Pool #888211	7.000%	08/01/36	202,206
56,092	FNMA Pool #888367	7.000%	03/01/37	63,574
113,446	FNMA Pool #888534	5.000%	08/01/37	120,802
1,323,992	FNMA Pool #891367	4.750%	04/01/36	1,421,614
306,734	FNMA Pool #908160	5.500%	12/01/36	327,287
261,003	FNMA Pool #930504	5.000%	02/01/39	281,857
112,361	FNMA Pool #930664	6.500%	03/01/39	127,741
589,479	FNMA Pool #940441	5.780%	03/01/37	648,698
51,140	FNMA Pool #954957	6.000%	10/01/37	55,015
112,870	FNMA Pool #995346	6.500%	09/01/36	125,655
282,614	FNMA Pool #995656	7.000%	06/01/33	323,832
666,785	FNMA Pool #AD0329	6.500%	09/01/28	741,372
137,048	FNMA Pool #AD0756	6.500%	11/01/28	154,130
517,743	FNMA Pool #AL3036	6.000%	02/01/38	581,731
189,000	FNMA Whole Loan, Series 2003-W17, Class 1A7	5.750%	08/25/33	205,515
58,345	FNMA Whole Loan, Series 2003-W18, Class 1A6	5.370%	08/25/43	59,938
329,077	FNMA Whole Loan, Series 2004-W11, Class 1A1	6.000%	05/25/44	383,409
234,374	FNMA, Series 1993-23, Class PZ	7.500%	03/25/23	266,202
218,854	FNMA, Series 2001-52, Class XZ	6.500%	10/25/31	248,106
105,163	FNMA, Series 2001-52, Class YZ	6.500%	10/25/31	118,327
100,371	FNMA, Series 2002-15, Class QH	6.000%	04/25/32	111,655
90,850	FNMA, Series 2002-30, Class JQ	5.500%	04/25/33	99,498
457,481	FNMA, Series 2002-77, Class Z	5.500%	12/25/32	498,364
498,868	FNMA, Series 2003-32, Class BZ	6.000%	11/25/32	559,054
231,824	FNMA, Series 2004-17, Class H	5.500%	04/25/34	251,260
285,000	FNMA, Series 2004-25, Class LC	5.500%	04/25/34	310,103
256,000	FNMA, Series 2004-25, Class UC	5.500%	04/25/34	274,732
132,235	FNMA, Series 2005-106, Class UK	5.500%	12/25/35	139,092
172,000	FNMA, Series 2005-120, Class PB	6.000%	01/25/36	188,685
246,929	FNMA, Series 2005-58, Class BC	5.500%	07/25/25	273,506
650,000	FNMA, Series 2006-74, Class PD	6.500%	08/25/36	754,738
476,298	FNMA, Series 2007-76, Class PE	6.000%	08/25/37	524,641
800,000	FNMA, Series 2007-81, Class GE	6.000%	08/25/37	886,504
850,000	FNMA, Series 2008-60, Class JC	5.000%	07/25/38	931,880
88,282	FNMA, Series 2008-86, Class GD	6.000%	03/25/36	94,343
150,000	FNMA, Series 2009-50, Class AX	5.000%	07/25/39	161,985
210,000	FNMA, Series 2011-37, Class LH	4.000%	11/25/40	215,661
304,607	FNMA, Series 2012-51, Class B	7.000%	05/25/42	339,308
410,791	FNMA, Series 2013-17, Class YM	4.000%	03/25/33	422,922
240,878	FNMA, Series G92-43, Class Z	7.500%	07/25/22	277,231
163,034	FNMA, Series G93-5, Class Z	6.500%	02/25/23	186,186
531	GNMA I Pool #177784	8.000%	10/15/16	534
4,921	GNMA I Pool #192357	8.000%	04/15/17	4,950
427	GNMA I Pool #196063	8.500%	03/15/17	459
See Notes to Financial Statements.                                     52

Wright Current Income Fund (WCIF)
Schedule of Investments - As of December 31, 2013
Face Amount	Description	Coupon Rate	Maturity Date	Value
$564	GNMA I Pool #212601	8.500%	06/15/17	$568
769	GNMA I Pool #220917	8.500%	04/15/17	798
1,483	GNMA I Pool #230223	9.500%	04/15/18	1,493
2,133	GNMA I Pool #260999	9.500%	09/15/18	2,212
3,330	GNMA I Pool #263439	10.000%	02/15/19	3,354
960	GNMA I Pool #265267	9.500%	08/15/20	967
478	GNMA I Pool #266983	10.000%	02/15/19	482
519	GNMA I Pool #286556	9.000%	03/15/20	522
332	GNMA I Pool #301366	8.500%	06/15/21	334
2,749	GNMA I Pool #302933	8.500%	06/15/21	3,088
1,279	GNMA I Pool #315187	8.000%	06/15/22	1,286
16,251	GNMA I Pool #319441	8.500%	04/15/22	16,474
3,597	GNMA I Pool #325165	8.000%	06/15/22	4,018
4,334	GNMA I Pool #335950	8.000%	10/15/22	4,359
74,139	GNMA I Pool #346987	7.000%	12/15/23	81,942
25,109	GNMA I Pool #352001	6.500%	12/15/23	28,079
8,677	GNMA I Pool #352110	7.000%	08/15/23	9,558
37,929	GNMA I Pool #368238	7.000%	12/15/23	38,528
21,259	GNMA I Pool #372379	8.000%	10/15/26	22,381
35,589	GNMA I Pool #399726	7.490%	05/15/25	36,141
85,352	GNMA I Pool #399788	7.490%	09/15/25	96,144
24,515	GNMA I Pool #399958	7.490%	02/15/27	24,652
34,767	GNMA I Pool #410215	7.500%	12/15/25	39,609
2,549	GNMA I Pool #414736	7.500%	11/15/25	2,877
10,303	GNMA I Pool #420707	7.000%	02/15/26	11,494
8,240	GNMA I Pool #421829	7.500%	04/15/26	9,312
3,170	GNMA I Pool #431036	8.000%	07/15/26	3,333
12,408	GNMA I Pool #431612	8.000%	11/15/26	12,678
3,889	GNMA I Pool #442190	8.000%	12/15/26	4,422
29,093	GNMA I Pool #448970	8.000%	08/15/27	33,412
6,604	GNMA I Pool #449176	6.500%	07/15/28	7,375
8,878	GNMA I Pool #462623	6.500%	03/15/28	9,921
30,841	GNMA I Pool #471369	5.500%	05/15/33	33,903
113,340	GNMA I Pool #487108	6.000%	04/15/29	127,045
93,185	GNMA I Pool #489377	6.375%	03/15/29	103,833
244,747	GNMA I Pool #503405	6.500%	04/15/29	273,548
75,489	GNMA I Pool #509930	5.500%	06/15/29	83,103
104,519	GNMA I Pool #509965	5.500%	06/15/29	115,046
12,587	GNMA I Pool #538314	7.000%	02/15/32	14,308
29,531	GNMA I Pool #595606	6.000%	11/15/32	32,920
6,046	GNMA I Pool #602377	4.500%	06/15/18	6,437
6,200	GNMA I Pool #603377	4.500%	01/15/18	6,598
271,317	GNMA I Pool #615272	4.500%	07/15/33	294,093
87,605	GNMA I Pool #615403	4.500%	08/15/33	94,795
61,011	GNMA I Pool #616829	5.500%	01/15/25	67,184
68,287	GNMA I Pool #623190	6.000%	12/15/23	76,289
241,290	GNMA I Pool #624600	6.150%	01/15/34	268,958
54,017	GNMA I Pool #640940	5.500%	05/15/35	61,314
24,247	GNMA I Pool #658267	6.500%	02/15/22	26,351
43,229	GNMA I Pool #677162	5.500%	08/15/23	46,473
285,986	GNMA I Pool #697999	4.500%	02/15/24	304,634
674,298	GNMA I Pool #711286	6.500%	10/15/32	752,780
480,424	GNMA I Pool #733602	5.000%	04/15/40	536,100
22,008	GNMA I Pool #780429	7.500%	09/15/26	25,744
120,856	GNMA I Pool #780492	7.000%	09/15/24	136,647
57,307	GNMA I Pool #780685	6.500%	12/15/27	66,507
77,880	GNMA I Pool #780977	7.500%	12/15/28	91,269
See Notes to Financial Statements.                                     53

Wright Current Income Fund (WCIF)
Schedule of Investments - As of December 31, 2013

Face Amount	Description	Coupon Rate	Maturity Date	Value
$189,313	GNMA I Pool #781120	7.000%	12/15/29	$221,376
205,386	GNMA I Pool #782771	4.500%	09/15/24	218,608
195,994	GNMA I Pool #AB1821	3.250%	10/15/42	190,020
11,340	GNMA II Pool #000723	7.500%	01/20/23	12,577
1,083	GNMA II Pool #001596	9.000%	04/20/21	1,222
17,484	GNMA II Pool #002268	7.500%	08/20/26	20,613
46,418	GNMA II Pool #002442	6.500%	06/20/27	51,455
2,593	GNMA II Pool #002855	8.500%	12/20/29	3,033
61,542	GNMA II Pool #003284	5.500%	09/20/32	68,322
109,507	GNMA II Pool #003346	5.500%	02/20/33	122,002
37,127	GNMA II Pool #003401	4.500%	06/20/33	40,069
254,462	GNMA II Pool #003403	5.500%	06/20/33	283,499
60,721	GNMA II Pool #003554	4.500%	05/20/34	65,526
172,967	GNMA II Pool #003689	4.500%	03/20/35	186,659
338,601	GNMA II Pool #003931	6.000%	12/20/36	381,533
16,649	GNMA II Pool #004149	7.500%	05/20/38	19,098
29,278	GNMA II Pool #004284	5.500%	11/20/38	31,038
281,511	GNMA II Pool #004291	6.000%	11/20/38	317,014
122,118	GNMA II Pool #004412	5.000%	04/20/39	128,832
349,171	GNMA II Pool #004561	6.000%	10/20/39	393,595
330,181	GNMA II Pool #004702	3.500%	06/20/25	345,040
65,760	GNMA II Pool #004752	7.500%	11/20/38	74,698
368,971	GNMA II Pool #004753	8.000%	08/20/30	424,116
249,884	GNMA II Pool #004805	6.500%	09/20/40	286,819
85,506	GNMA II Pool #004808	8.000%	01/20/31	96,815
1,146,282	GNMA II Pool #004838	6.500%	10/20/40	1,290,403
218,066	GNMA II Pool #004993	7.000%	03/20/41	259,965
90,030	GNMA II Pool #575787	5.760%	03/20/33	102,680
200,129	GNMA II Pool #610116	5.760%	04/20/33	227,587
65,008	GNMA II Pool #610143	5.760%	06/20/33	72,314
68,999	GNMA II Pool #612121	5.760%	07/20/33	76,667
211,324	GNMA II Pool #648541	6.000%	10/20/35	234,911
305,096	GNMA II Pool #719213	6.500%	02/20/33	339,364
128,938	GNMA II Pool #748939	4.000%	09/20/40	135,167
523,573	GNMA, Series 1998-21, Class ZB	6.500%	09/20/28	597,458
127,314	GNMA, Series 1999-25, Class TB	7.500%	07/16/29	147,990
434,362	GNMA, Series 1999-4, Class ZB	6.000%	02/20/29	485,739
171,495	GNMA, Series 2000-14, Class PD	7.000%	02/16/30	198,916
650,000	GNMA, Series 2001-53, Class PB	6.500%	11/20/31	757,692
303,306	GNMA, Series 2002-22, Class GF	6.500%	03/20/32	346,854
284,873	GNMA, Series 2002-33, Class ZD	6.000%	05/16/32	320,142
114,438	GNMA, Series 2002-40, Class UK	6.500%	06/20/32	130,850
88,718	GNMA, Series 2002-45, Class QE	6.500%	06/20/32	101,402
153,747	GNMA, Series 2002-6, Class GE	6.500%	01/20/32	175,806
76,080	GNMA, Series 2002-7, Class PG	6.500%	01/20/32	86,153
207,750	GNMA, Series 2003-103, Class PC	5.500%	11/20/33	228,453
136,000	GNMA, Series 2003-26, Class MA	5.500%	03/20/33	150,582
154,000	GNMA, Series 2003-46, Class HA	4.500%	06/20/33	166,534
179,000	GNMA, Series 2003-46, Class MA	5.000%	05/20/33	191,814
503,000	GNMA, Series 2003-46, Class ND	5.000%	06/20/33	566,021
575,000	GNMA, Series 2003-57, Class C	4.500%	04/20/33	622,236
111,000	GNMA, Series 2003-84, Class PC	5.500%	10/20/33	123,819
113,132	GNMA, Series 2004-16, Class GB	5.500%	06/20/33	121,135
119,058	GNMA, Series 2004-63, Class AG	6.000%	07/20/32	133,689
211,000	GNMA, Series 2005-13, Class BE	5.000%	09/20/34	229,997
895,942	GNMA, Series 2005-17, Class GE	5.000%	02/20/35	996,810
364,000	GNMA, Series 2005-49, Class B	5.500%	06/20/35	403,442

See Notes to Financial Statements.                                     54

Wright Current Income Fund (WCIF)
Schedule of Investments - As of December 31, 2013
	Face Amount	Description	Coupon Rate	Maturity Date	Value
	$227,000	GNMA, Series 2005-51, Class DC	5.000%	07/20/35	$254,458
	100,000	GNMA, Series 2005-93, Class BH	5.500%	06/20/35	110,925
	47,048	GNMA, Series 2007-18, Class B	5.500%	05/20/35	51,645
	669,000	GNMA, Series 2007-6, Class LE	5.500%	02/20/37	746,549
	195,174	GNMA, Series 2007-68, Class NA	5.000%	11/20/37	216,716
	112,376	GNMA, Series 2007-70, Class PE	5.500%	11/20/37	123,334
	240,000	GNMA, Series 2008-26, Class JP	5.250%	03/20/38	264,960
	300,000	GNMA, Series 2008-35, Class EH	5.500%	03/20/38	335,282
	314,000	GNMA, Series 2008-65, Class CM	5.000%	08/20/38	344,158
	757,000	GNMA, Series 2008-65, Class PG	6.000%	08/20/38	851,845
	157,000	GNMA, Series 2009-47, Class LT	5.000%	06/20/39	166,516
	592,661	GNMA, Series 2009-57, Class VB	5.000%	06/16/39	630,038
	706,000	GNMA, Series 2009-93, Class AY	5.000%	10/20/39	762,783
	2,000,000	GNMA, Series 2010-116, Class PB	5.000%	06/16/40	2,191,229
	350,000	GNMA, Series 2010-89, Class BG	4.000%	07/20/40	347,480
	201,739	Vendee Mortgage Trust, Series 1998-1, Class 2E	7.000%	03/15/28	234,389
Total Agency Mortgage-Backed Securities (identified cost, $56,367,391)					$56,937,132
TOTAL FIXED INCOME INVESTMENTS (identified cost, $56,367,391) — 95.9%					$56,937,132
SHORT-TERM INVESTMENTS - 3.9%
	$2,345,974	Fidelity Government Money Market Fund, 0.01% (1)			$2,345,974
TOTAL SHORT-TERM INVESTMENTS (identified cost, $2,345,974) — 3.9%					$2,345,974
TOTAL INVESTMENTS (identified cost, $58,713,365) — 99.8%					$59,283,106
OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.2%					93,453
NET ASSETS — 100.0%					$59,376,559

FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
(1)	Variable rate security. Rate presented is as of December 31, 2013.

See Notes to Financial Statements.                                     55

Wright Current Income Fund (WCIF)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2013

ASSETS:	TRUE
Investments, at value
(identified cost $58,713,365) (Note 1A)	$59,283,106	######
Receivable for fund shares sold	1,132
Dividends and interest receivable	238,793
Prepaid expenses and other assets	21,684
Total assets	$59,544,715

LIABILITIES:
Payable for fund shares reacquired	$35,188
Distributions payable	108,111
Accrued expenses and other liabilities	24,857
Total liabilities	$168,156
NET ASSETS	$59,376,559

NET ASSETS CONSIST OF:
Paid-in capital	$62,165,824
Accumulated net realized loss on investments	(3,359,294)
Undistributed net investment income	288
Unrealized appreciation on investments	569,741
Net assets applicable to outstanding shares	$59,376,559

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	6,288,595

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$9.44

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

INVESTMENT INCOME (Note 1C)			TRUE
		Interest income	$1,904,010
6E	+07	Dividend income	183
		Total investment income	$1,904,193

Expenses –
		Investment adviser fee (Note 3)	$320,217
		Administrator fee (Note 3)	64,044
		Trustee expense (Note 3)	14,040
		Custodian fee	7,050
		Accountant fee	41,601
		Pricing	51,458
		Distribution expenses (Note 4)	177,897
		Transfer agent fee	31,444
		Printing	268
		Shareholder communications	6,697
		Audit services	20,000
		Legal services	18,847
		Compliance services	7,120
		Registration costs	20,862
		Interest expense (Note 8)	1,698
		Miscellaneous	40,915
		Total expenses	$824,158

Deduct –
		Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(181,968)
		Net expenses	$642,190
		Net investment income	$1,262,003

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
		Net realized loss on investment transactions	$(275,429)
		Net change in unrealized appreciation (depreciation) on investments	(2,419,901)
		Net realized and unrealized loss on investments	$(2,695,330)
		Net decrease in net assets from operations	$(1,433,327)

See Notes to Financial Statements.                                     56

Wright Current Income Fund (WCIF)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2013	December 31, 2012

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$1,262,003	$1,536,225
0	Net realized gain (loss) on investment transactions	(275,429)	71,311
Net change in unrealized appreciation (depreciation) on investments	(2,419,901)	347,133
Net increase (decrease) in net assets from operations	$(1,433,327)	$1,954,669
Distributions to shareholders (Note 2)
From net investment income	$(2,763,577)	$(2,698,291)
Total distributions	$(2,763,577)	$(2,698,291)
Net increase (decrease) in net assets resulting from fund share transactions (Note 6)	$(15,880,571)	$18,872,240
Net increase (decrease) in net assets	$(20,077,475)	$18,128,618
##
NET ASSETS:
At beginning of year	79,454,034	61,325,416
At end of year	$59,376,559	$79,454,034

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$288	$71

See Notes to Financial Statements.                                     57

Wright Current Income Fund (WCIF)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2013	2012	2011	2010	2009

Net asset value, beginning of year	$10.010	$10.100	$9.910	$9.830	$9.700
Income (loss) from investment operations:
Net investment income (1)	0.173	0.225	0.303	0.377	0.472
Net realized and unrealized gain (loss)	(0.365)	0.081	0.302	0.175	0.118
Total income (loss) from investment operations	(0.192)	0.306	0.605	0.552	0.590

Less distributions:
From net investment income	(0.378)	(0.396)	(0.415)	(0.472)	(0.460)
Net asset value, end of year	$9.440	$10.010	$10.100	$9.910	$9.830
Total Return(2)	(1.95)%	3.06%	6.22%	5.70%	6.20%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$59,377	$79,454	$61,325	$40,584	$33,029
Ratios (As a percentage of average daily net assets):
Net expenses	0.90%	0.90%	0.90%	0.90%	0.92%
Net expenses after custodian fee reduction	N/A	N/A	N/A	N/A	0.92%
Net investment income	1.77%	2.23%	3.03%	3.79%	4.81%
Portfolio turnover rate	39%	27%	50%	54%	57%

	For the years ended December 31, 2013, 2012, 2011, 2010 and 2009	For the years ended December 31, 2013, 2012, 2011, 2010 and 2009
(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2013	2012	2011	2010	2009

Ratios (As a percentage of average daily net assets):
Expenses	1.16%	1.16%	1.19%	1.33%	1.32%
Expenses after custodian fee reduction	N/A	N/A	N/A	N/A	1.32%
Net investment income	1.51%	1.97%	2.74%	3.36%	4.41%

See Notes to Financial Statements.                                     58

Wright Managed Income Trust
Notes to Financial Statements

1. Significant Accounting Policies

Wright Total Return Bond Fund (“WTRB”) and Wright Current Income Fund (“WCIF”) (each a “Fund” and collectively, the “Funds”) (the Funds constituting Wright Managed Income Trust (the “Trust”)), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuations – Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service as described above. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B. Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income – Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Funds are informed of the ex-dividend date. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.

Paydown gains and losses are included in interest income.

D. Federal Taxes – Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2013, WTRB and  WCIF, for federal income tax purposes, had capital loss carryforwards subject to expiration of $1,438,598 and $2,990,870, respectively, which will reduce each Fund’s taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Wright Managed Income Trust
Notes to Financial Statements

December 31,	WTRB	WCIF
2014	$940,468	$ -
2015	199,047	160,341
2017	299,083	-

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates.  Therefore, it is possible that all or a portion of a fund’s pre-effective capital loss carryforwards could expire unused.  In addition to the amounts noted in the table above, WCIF has $1,610,948 available short term capital loss carryforwards and $1,219,581 available long term capital loss carryforwards that have no expiration date.

As of December 31, 2013, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended December 31, 2013, remains subject to examination by the Internal Revenue Service.

E. Expenses – The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. Indemnifications – Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

2. Distributions to Shareholders

The net investment income of each Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly.  Distributions of net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

Wright Managed Income Trust
Notes to Financial Statements

The tax character of distributions paid for the year ended December 31, 2013, and December 31, 2012, was as follows:

Year Ended 12/31/13	WTRB	WCIF
Distributions declared from:
Ordinary income	$665,626	$2,763,577

Year Ended 12/31/12
Distributions declared from:
Ordinary income	$1,124,326	$2,698,291

During the year ended December 31, 2013, the following amounts were reclassified due to premium amortization, paydown gain (loss) and expiring capital loss carryovers.

Increase (decrease):	WTRB	WCIF
Paid-in capital	$(47)	$(196,117)
Accumulated net realized gain (loss)	(147,320)	(1,305,674)
Accumulated undistributed net investment income (loss)	147,367	1,501,791

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	WTRB	WCIF
Undistributed ordinary income	$-	$288
Capital loss carryforward and post October losses	(1,456,233)	(3,124,253)
Unrealized appreciation	486,191	334,700
Total	$(970,042)	$(2,789,265)

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, premium amortization and paydown gain (loss).

For tax purposes, the current year post-October loss was $17,635 and $133,383 (realized during the period November 1, 2013 through December 31, 2013) for WTRB and WCIF, respectively. These losses will be recognized for tax purposes on the first business day of each Fund’s next fiscal year, January 1, 2014.

3. Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Wright Investor Services, Inc. (“Wright”) as compensation for investment advisory services rendered to the Funds. The fees are computed at annual rates of the Funds' average daily net assets as noted below, and are payable monthly.

Annual Advisory Fee Rates
Fund	Under $100 Million	$100 Million to $250 Million	$250 Million to $500 Million	$500 Million to $1 Billion	Over $1 Billion
WTRB	0.45%	0.44%	0.42%	0.40%	0.35%
WCIF	0.45%	0.44%	0.42%	0.40%	0.35%

For the year ended December 31, 2013, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:

Wright Managed Income Trust
Notes to Financial Statements

Fund	Investment Adviser Fee	Effective Annual Rate
WTRB	$ 79,635	0.45%
WCIF	$320,217	0.45%

The administrator fee is earned by Wright for administering the business affairs of each Fund. The fee is computed at an annual rate of 0.07% of the average daily net assets up to $100 million for WTRB and an annual rate of 0.09% of the average daily net assets up to $100 million for WCIF, and 0.05% of average daily net assets over $100 million. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) serves as sub-administrator of the Funds to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator. The sub-administration fee is paid by Wright.

For the year ended December 31, 2013, the administrator fee for WTRB and WCIF amounted to $12,388 and $64,044, respectively.

Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds’ principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.  The Trustees are compensated by the Trust in conjunction with the Wright Managed Equity Trust, rather than on a per Trust or per Fund basis. Quarterly retainer fees are paid in the amount of $4,000 to the Lead Trustee, $3,500 to the Secretary of Independent Trustees, and $3,000 each to the remaining Trustees. In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in each Fund’s Statement of Operations.

4. Distribution and Service Plans

The Trust has in effect a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors’ Service Distributors, Inc. (“WISDI”), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of each Fund for distribution services and facilities provided to the Funds by WISDI.  Distribution fees paid or accrued to WISDI for the year ended December 31, 2013, for WTRB  and WCIF were  $44,241 and $177,897, respectively. In addition, the Trustees have adopted a service plan (the “Service Plan”) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund’s shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund’s average daily net assets. For the year ended December 31, 2013, the Funds did not accrue or pay any service fees.

Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses exceed 0.95% and 1.00% of the average daily net assets of WTRB and WCIF, respectively, through April 30, 2014 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. In addition, Wright and WISDI have voluntarily agreed to further limit the total annual expenses of WCIF to 0.90% of its average daily net assets. Such voluntary limitation may be terminated at any time. Pursuant to these agreements and voluntary limitation, Wright waived and/or reimbursed investment adviser fees of $104,812 and $4,071 for WTRB and WCIF, respectively. WISDI waived distribution fees of $44,241 and $177,897 for WTRB and WCIF, respectively.

Wright Managed Income Trust
Notes to Financial Statements

5. Investment Transactions

Purchases and sales (including maturities and paydowns) of investments, other than short-term obligations, were as follows:

Year Ended December 31, 2013
	WTRB	WCIF
Purchases -
Non-U.S. Government & Agency Obligations	$ 236,758	$ -
U.S. Government & Agency Obligations	7,811,045	27,375,861
Sales -
Non-U.S. Government & Agency Obligations	$ 6,003,563	$ 350,484
U.S. Government & Agency Obligations	9,283,450	43,300,531

6. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
WTRB
Sold	166,765	$2,158,136	780,654	$10,400,804
Issued to shareholders in payment of distributions declared	38,483	494,615	43,663	582,172
Redemptions	(812,158)	(10,591,891)	(1,301,080)	(17,349,146)
Net decrease	(606,910)	$(7,939,140)	(476,763)	$(6,366,170)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
WCIF
Sold	2,259,819	$22,209,423	3,809,266	$38,430,259
Issued to shareholders in payment of distributions declared	127,114	1,235,624	134,887	1,362,875
Redemptions	(4,038,834)	(39,325,618)	(2,073,456)	(20,920,894)
Net increase (decrease)	(1,651,901)	$(15,880,571)	1,870,697	$18,872,240

7. Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2013, as computed on a federal income tax basis, were as follows:

Year Ended December 31, 2013

	WTRB	WCIF
Aggregate cost	$15,063,432	$58,948,406
Gross unrealized appreciation	$764,020	$1,180,810
Gross unrealized depreciation	(277,829)	(846,110)
Net unrealized appreciation	$486,191	$334,700

Wright Managed Income Trust
Notes to Financial Statements

8. Line of Credit

The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with Union Bank of California, N.A. (“Union Bank”). The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to each Fund, they may be unable to borrow some or all of the Funds’ requested amounts at any particular time. At December 31, 2013, the Funds had no outstanding balances pursuant to this line of credit.

The average borrowings and average interest rate (based on days with outstanding balances) for the year ended December 31, 2013, were as follows:

	WTRB	WCIF
Average borrowings	$176,172	$1,314,580
Average interest rate	1.19%	1.19%

9. Fair Value Measurements

Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2013, the inputs used in valuing each Fund’s investments, which are carried at value, were as follows:

WTRB
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset-Backed Securities	$-	$95,825	$-	$95,825
Commerical Mortgage-Backed Securities	-	983,162	-	983,162
Corporate Bonds	-	6,839,949	-	6,839,949
U.S. Government Interests	-	7,233,066	-	7,233,066
Short-Term Investments	-	397,621	-	397,621
Total Investments	$-	$15,549,623	$-	$15,549,623

Wright Managed Income Trust
Notes to Financial Statements

WCIF
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency Mortgage-Backed Securities	$-	$56,937,132	$-	$56,937,132
Short-Term Investments	-	2,345,974	-	2,345,974
Total Investments	$-	$59,283,106	$-	$59,283,106

The level classification by major category of investments is the same as the category presentation in each Fund’s Portfolio of Investments.

There were no transfers between Level 1, Level 2 and Level 3 for the year ended December 31, 2013.

10. Review for Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2013, events and transactions subsequent to December 31, 2013, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Wright Managed Income Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Wright Managed Income Trust
and the Shareholders of Wright Total Return Bond Fund and Wright Current Income Fund

 We have audited the accompanying statements of assets and liabilities of Wright Total Return Bond Fund and Wright Current Income Fund, each a series of shares of The Wright Managed Income Trust (the "Funds"), including the portfolios of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2009 were audited by other auditors whose report dated February 23, 2010, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wright Total Return Bond Fund and Wright Current Income Fund as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

     BBD, LLP

Philadelphia, Pennsylvania
February 24, 2014

Wright Managed Income Trust
Federal Tax Information (Unaudited)
The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

Qualified Interest Income – Wright Total Return Bond Fund and Wright Current Income Fund designate 97.28% and 99.99%, respectively, as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

Management and Organization (Unaudited)

_____________________________________________________________________
Fund Management.  The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust.  The Trustees and principal officers of the Trusts are listed below.  Except as  indicated, each individual has held the office shown or other offices in the same company for the last five years.  The business address of each Trustee and principal  officer is 440 Wheelers Farms Road, Milford, Connecticut 06461.

Definitions:

“WISDI” means Wright Investors’ Service Distributors, Inc., the principal underwriter of the Funds.
“Winthrop” means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.

Name, Address and Age	Position(s) with the Trust	Term* of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trustee/ Director/ Partnership/ Employment Positions Held
Interested Trustee
Peter M. Donovan** Born: 1943	President and Trustee	President and Trustee since Inception	Chairman, Chief Executive Officer, President and Director of Wright; Chairman of the Investment committee; a director of WISDI; President of 5 funds managed by Wright	5	Director, Wright Investors’ Service Holdings, Inc.
Independent Trustees
James J. Clarke Born: 1941	Trustee	Trustee since December, 2002	President, Clarke Consulting (bank consultant – financial management and strategic planning); Director, Reliance Bank, Altoona, PA since August 1995; Director, Quaint Oak Bank, Southampton, PA since March 2007; Director, Phoenixville Federal Bank & Trust, Phoenixvill, PA since 2011.	5	None
Dorcas R. Hardy Born: 1946	Trustee	Trustee since December, 1998	President, Dorcas R. Hardy & Associates ( a public policy and government relations firm) Spotsylvania, VA; Director, First Coast Service Options 1998 to 2009.	5	None
Richard E. Taber Born: 1948	Trustee	Trustee since March, 1997	Retired; Chairman and Chief Executive Officer of First Country Bank, Stamford, CT through 2011; Director, First Country Bank since 2011.	5	None
Principal Officers who are not Trustees
A.M. Moody, III Born: 1937	Vice President	Vice President of the Trusts since December, 1990
President, AM Moody Consulting LLC (compliance and administrative services to the mutual fund industry) since July 2003; President and Director of WISDI since 2005; Vice President of 5 funds managed by Wright; Trustee of the Trusts 1990-2012; Retired Senior Vice President of Wright and the Winthrop Corporation.

Michael J. McKeen Born: 1971	Treasurer	Treasurer since March, 2011	Senior Vice President, Atlantic Fund Services, LLC 2008 to present; Officer of 5 funds managed by Wright.
Megan Hadley Koehler Born: 1978	Secretary	Secretary since July, 2013	Associate Counsel at Atlantic Fund Services, LLC 2008 to present; Officer of 5 funds managed by Wright.
*	Trustees serve an indefinite term. Officers are elected annually.
**	Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Chairman, Chief Executive Officer and Director of Wright and Winthrop and Director of WISDI.

Important Notices Regarding Delivery of Shareholder
Documents, Portfolio Holdings and Proxy Voting (Unaudited)

The Wright Managed Blue Chip Investment Funds
Wright Investors’ Service, Inc.
Wright Investors’ Service Distributors, Inc.

Important Notice Regarding Delivery of Shareholders Documents

The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.

If you would prefer that your Wright documents not be householded, please contact Wright at (800) 555-0644, or your financial adviser.

Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

Portfolio Holdings

In accordance with rules established by the SEC, the Funds send semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth quarters, respectively, within 60 days of quarter-end and after filing with the SEC. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Funds’ complete portfolio holdings as reported in annual and semi-annual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://sec.gov/info/edgar/prrules.htm or by calling (800) SEC-0330). After filing, the Funds’ portfolio holdings as reported in annual and semi-annual reports are also available on Wright’s website at www.wrightinvestors.com and are available upon request at no additional cost by contacting Wright at (800) 555-0644.

Proxy Voting Policies and Procedures

From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Blue Chip Investment Funds vote proxies according to a set of policies and procedures approved by the Funds’ Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling (800) 555-0644. This description is also available on the SEC website at http://www.sec.gov.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The Wright Managed Blue Chip Investment Funds

(continued from inside front cover)

Two Fixed-Income Funds

Wright Total Return Bond Fund (WTRB) (the “Fund”) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser’s opinion, will achieve the portfolio objective of best total return (i.e. the total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. The Fund’s benchmark is the Barclays U.S. Aggregate Bond Index.

Wright Current Income Fund (WCIF) (the “Fund”) may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The Fund’s benchmark is the Barclays GNMA Backed Bond Index.

WRIGHT
INVESTORS' SERVICE

Wright Investors' Service Distributors, Inc.
440 Wheelers Farms Road, Milford, CT 06461

Annual Report

Officers and Trustees of the Funds
Peter M. Donovan, President and Trustee
A. M. Moody III, Vice President
James J. Clarke, Trustee
Dorcas R. Hardy, Trustee
Richard E. Taber, Trustee
Megan H. Koehler, Secretary
Michael J. McKeen, Treasurer

Investment Adviser and Administrator
Wright Investors' Service, Inc.
440 Wheelers Farms Road
Milford, Connecticut 06461

Principal Underwriter
Wright Investors' Service Distributors, Inc.
440 Wheelers Farms Road
Milford, Connecticut 06461
e-mail: wright@wisi.com

Custodian
Union Bank, NA
350 California Street
San Francisco, California 94104

Transfer and Dividend Disbursing Agent
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.

comb-anr-131231

ITEM 2. CODE OF ETHICS.

(a)
As of the end of the period covered by this report, The Wright Managed Equity Trust (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)
The Code of Ethics has been amended to remove requirements to report under the former administrator’s code of ethics, provide for independent review of access person reports made by the review officer, add affiliated distributor reporting and review requirements, and replace references to the adviser’s code of ethics with descriptions of trust-specific prohibited conduct and access person reporting requirements.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (3)  The registrant undertakes to provide a copy of such code of ethics to any person upon request,     without charge, by calling 1-800-555-0644.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board has designated James J. Clarke, an independent trustee, as its audit committee financial expert.  Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with the statutory and filings or engagements for those fiscal years were, $42,000 in 2012 and $42,000 in 2013.

(b) Audit-Related Fees

None.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $9,000 in 2012 and $9,000 in 2013.  The nature of the services comprising these fees were tax compliance, tax advice and tax planning including fees for tax return preparation.

(d) All Other Fees

None.

(e) (1) The registrant’s audit committee has adopted an Audit Committee Charter which contains policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter,  the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee, and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees with the exception of any de minimus engagement meeting applicable requirements.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the registrant’s audit committee.  The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation and oversight of the registrant’s principal accountant.

        (2) Not applicable.

(f) Not applicable

(g) Not applicable.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.
(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which a Fund’s shareholder may recommend nominees to the registrant’s board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A(17 CFR240 14a-101), or this item.

ITEM 11. CONTROLS AND PROCEDURES
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified to the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)(1)  Registrant’s Code of Ethics – Not applicable (please see Item 2)
(a)(2) Treasurer’s and President’s Section 302 certification
(a)(3)  Not applicable.
(b)      Combined 906 certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      The Wright Managed Equity Trust (On behalf of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund)

By           /s/ Peter M. Donovan
Peter M. Donovan
President

Date           2/27/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

B
By           /s/ Peter M. Donovan
Peter M. Donovan
President

Date           2/27/14

By           /s/ Michael J. McKeen
Michael J. McKeen
Treasurer

Date           2/27/14